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          The Retirement Specialist



                                   [GRAPHIC]


                  EQUITY FUNDS
--------------------------------------------------------------------------------
        1999 Semiannual Report         Balanced Assets Fund

                                       Blue Chip Growth Fund

                                       Mid-Cap Growth Fund

                                       Small Company Growth Fund

                                       Growth and Income Fund

                                       "Dogs" of Wall Street Fund






[LOGO] SunAmerica
       Mutual Funds

                   SunAmerica Equity Funds semiannual Report

     From the SunAmerica Domestic Equity Investment Team

     Donna Calder

     Brian Clifford

     Jeff Easter

     Francis Gannon

     Nancy Kelly

     James Monaghan

     Richard Murphy

     Heather Rice

     Dear Shareholders:

       Overall, the six months ending March 31, 1999 were historic, as the equity markets rebounded dramatically from a difficult third quarter 1998. And the SunAmerica Equity Funds as a whole provided investors with remarkable gains during this extraordinary period. Most importantly, five of the six funds outperformed their market benchmarks. The market had bottomed out on October 8th, following Russian economic collapse, weakened economies in Latin America, ongoing economic woes in Asia, and the near collapse of a major leveraged hedge fund called Long Term Capital Management. Fears of global recession, a liquidity crunch and financial market instability prompted two successive, and surprising, interest rate cuts of 0.25% each by the Federal Reserve Board on October 15th and November 17th, following the first of the series of cuts on September 29th. This official easing of monetary policy provided an enormous psychological boost that set the stage for the equity markets' unexpectedly speedy rebound in the fourth quarter.
       Then, in a stunning market reversal, the U.S. stock market roared back with a vengeance. The S&P 500 Index rebounded to the 1100-point range, up nearly 20% from its third quarter low of 957. The calendar year ended with the strongest fourth quarter returns in twenty years for most major U.S. large-cap equity indices. Declining interest rates and low inflation had a particularly positive impact on growth stocks. Many technology-related stocks saw staggering gains.
       The equity markets continued to rally in the first quarter of 1999. The Dow Jones Industrial Average reached a major milestone, closing above the 10,000 mark for the first time on March 29th. Both the NASDAQ and S&P 500 Indices also closed in record territory.

       Still, some market watchers continue to worry and are concerned that the market remains incredibly narrow. For example, only eighteen stocks accounted for 100% of the S&P 500's performance in the first quarter of 1999. Concerns over both foreign and domestic economies kept investor preference toward large capitalization stocks. But despite these conditions, the U.S. economy continued to expand in a favorable environment of solid corporate earnings growth, low interest rates and extraordinarily tame inflation.
       Looking ahead, we believe that the favorable economic conditions of the semi-annual period are likely to continue. We anticipate moderate U.S. GDP growth in the range of 3% to 3.5%, low inflation of less than 2%, and a Federal Reserve Board on hold, as international pressures remain. This excellent backdrop should propel the equity markets forward. As we see more evidence of a global market recovery, the market may also broaden. What is almost certain is that volatility will continue.
       We are pleased to report that five of the six SunAmerica Equity Funds participated in the market rebound of the semi-annual period and outperformed its respective benchmark. We respectfully present you with a portfolio review for each on the following pages.

     SunAmerica Balanced Assets Fund

     Performance
             SunAmerica Balanced Assets Fund significantly outperformed its category average for the semi-annual period and ranked in the top 10% of its peers for both its six-month and one-year performance through the end of the first calendar quarter, according to Lipper Analytical Services. Balanced Assets Class A returned 21.90% on a cumulative basis compared to 12.36% for the Lipper category for the six months ending March 31, 1999. Its benchmarks, the S&P 500 Index and the Lehman Intermediate Government Index, returned 31.29% and - 0.03%, respectively, for the same period. (Returns do not reflect the impact of sales charges.)
             Your Fund's strong performance was primarily attributable to a higher exposure to equities than the traditional balanced fund and to a longer-than-Index duration in its fixed income allocation. Specifically, the Fund had 68% of its assets invested in equities on March 31st, as compared to about 55% held in a typical balanced fund. Successful sector allocation overweightings in healthcare, technology, telecommunications, and financial services stocks also enhanced the Fund's performance during the semi-annual period.

           SunAmerica Balanced Assets Fund (10-1-98 through 3-31-99)

                                  [BAR CHART]


                                                     Blended Index
       SunAmerica             Lipper               55% S&P 500 Index
        Balanced             Balanced             45% Lehman Brothers
      Assets Fund            Category        Intermediate Gov't Rent Index
      -----------            --------        -----------------------------
         21.9%                12.4%                    17.2%

                                                                          Return
                                                                           Since
                                                                         Inception
                                                     1 yr   3 yr   5 yr  (9/24/93)
                                                    ------ ------ ------ ---------
                           A Shares
                            At Net Asset Value..... 18.88% 19.66% 18.03%  15.76%
                           A Shares
                            With Maximum
                            Sales Charge........... 12.05% 17.32% 16.64%  14.52%



                                    Past performance is no guarantee of future results.

     Portfolio Review
             The Balanced Assets Fund seeks principal preservation and capital appreciation by investing in a balanced portfolio of stocks and bonds. It generally divides its assets between stocks of companies with market capitalizations of over $1 billion and high-quality bonds.
             In the healthcare sector, top holdings included pharmaceuticals (such as Pfizer, Merck, and Schering-Plough) and biotechnology companies (such as Amgen and Biogen). Each of these stocks was a consistent double-digit earner benefiting from the country's aging population, a trend often called the "Graying of America.". Growth from unit volume and new products, rather than from pricing, made the drug companies particularly attractive investments.
             Your Fund's holdings in the technology sector focused on personal computer makers and on those companies supporting the computer, including software, memory, and data storage companies, rather than on Internet stocks. Within the telecommunications sector, our emphasis was on equipment companies (such as Cisco, Lucent, and Worldcom) and on those companies entering symbiotic relationships with cable companies (such as Comcast, Media One, and AT&T).
             The financial services sector was one of the hardest hit by the third quarter equity market correction, and we took the opportunity to add to our positions at that time. Based on the theme of "Following the Strength of the Consumer," we focused on credit card companies, such as Citicorp, Providian, and Capital One Financial, and, in the first quarter of 1999, large money center banks that had done well after significant merger and acquisition activity. We increased the Fund's positions in Chase Manhattan Corp. and Wells Fargo, which was bought by Norwest.
             The Fund held a neutral weighting in consumer-oriented stocks, where certain specialty vendors, such as Home Depot and the Gap, remained attractive. We sold CVS during the first quarter, taking profits in the drugstores' stock. Anticipating a continuation of a healthy U.S. economy and a recovery in oil prices, we increased the Fund's weightings in brokerage stocks and energy stocks, respectively, to neutral positions. Merrill Lynch and Morgan Stanley Dean Witter are examples of the former; Halliburton and Schlumberger of the latter.
             While the Fund did hold Georgia Pacific, as a whole we remained underweight in the commodities sector, including copper, aluminum, and paper, and in the utilities and real estate investment trust
           (REIT) sectors.
             On the fixed income side, your Fund's longer than-benchmark-duration contributed to its performance, as we sought to take advantage of the market rally prompted by the easing of monetary policy. After the Federal Reserve Board lowered the Fed Funds rate by 0.25% on September 29th, it did so twice again--on October 15th and November 17th. These moves improved investor confidence after a turbulent third calendar quarter. But as concerns over international turmoil lessened and investor demand for the higher yields offered by other fixed income sectors increased, the U.S. Treasury sector's performance suffered. Overall, the 30-year Treasury bond yield moved up approximately 0.70% to 5.68% over the six month period. At the same time, the Fund's investment-grade corporate bonds, which made up approximately 11% of the portfolio, produced strong relative performance, as investors looked favorably upon domestic and international events.

     Winners and Losers
             As evidenced by the strong performance your Fund's, most of the names in the portfolio did well. In addition to the many winners mentioned in the Portfolio Review section, Gucci, the specialty retail store, Wal-Mart, the department store, EMC Corp., a computer data storage company, and Microsoft, the world's leading computer software company, were also top performers.
             Disappointments included Oakley, a sunglass and sneaker manufacturer, and Philip Morris, the large conglomerate besieged by the fall-out from the tobacco settlement. Both of these companies produced only unrealized losses. The portfolio continues to hold these names because we believe the fundamentals of both of these companies remain favorable.

     SunAmerica Blue Chip Growth Fund

     Performance
             The SunAmerica Blue Chip Growth Fund outperformed both the S&P 500 Index and its peers for the six months ending March 31, 1999. Blue Chip Growth Class A posted a cumulative return of 33.69% compared to 26.97% for the Lipper category and 31.29% for the S&P 500 Index. (Returns do not reflect the impact of sales charges.) The Fund also ranked in the top 8% of its peers for its six-month performance through the end of the first calendar quarter, according to Lipper Analytical Services.
             Your Fund primarily benefited from significant overweighting in the technology sector in general and the Internet in particular. We also concentrated the portfolio's number of holdings from 85 names one year ago down to 64 names on March 31, 1999 to capitalize on the lack of market breadth.

           SunAmerica Blue Chip Growth Fund (10-1-98 through 3-31-99)

                                  [BAR CHART]


             SunAmerica             Lipper
             Blue Chip              Growth               S&P 500
            Growth Fund            Category               Index
            -----------            --------              -------
               33.7%                27.0%                 31.3%

                                                                          Return
                                                                           Since
                                                                         Inception
                                                     1 yr   3 yr   5 yr  (9/24/93)
                                                    ------ ------ ------ ---------
                           A Shares
                            At Net Asset Value..... 22.86% 24.61% 21.84%  18.67%
                           A Shares
                            With Maximum Sales
                            Charge................. 15.80% 22.18% 20.40%  17.39%



                                    Past performance is no guarantee of future results.

     Portfolio Review
             The Blue Chip Growth Fund seeks capital appreciation by investing primarily in stocks of companies with large market capitalizations of over $5 billion. Stocks will generally be comparable to those included in the S&P 500 Index at the time of purchase and have conducted operations for at least five years.
             The "Demand for Technology and the Burgeoning Internet" continues to be a strong trend, and your Fund focused on this sector with a strong overweighting. The Fund did well during the semi-annual period with its positions in Microsoft, EMC, IBM, Intel, and Cisco Systems, to name just the major holdings in this sector. We also bought Yahoo!, one of the primary Internet servicers, during this period.
             Telecommunications, where the Fund is also overweighted, helped the Fund's strong performance as well. During this period, we bought Nokia, which specializes in wireless communications, and sold Frontier Corp. The Fund maintained its overweightings in healthcare and financial services, increased its exposure to the energy sector with names like Halliburton and Schlumberger, and limited its exposure to cyclicals, with du Pont and Georgia Pacific, our two primary holdings there.
             Consistent with our approach of seeking high quality stocks, we purchased Mattel. Not only do we believe that this company will experience a turnaround on a fundamental basis, but, given its licensing with George Lucas' production company for toys and other promotional products, we also anticipate strong 1999 earnings based on the already-begun hype for the new Star Wars movie.
             We kept approximately a 10% holding in cash in this Fund, not as a defensive move, but as "opportunity cash" available to initiate or add to positions during times of market or specific stock weakness.

     Winners and Losers
             In addition to those companies named above, top performers for this Fund included General Electric, MCI WorldCom, Pfizer, AT&T, Johnson & Johnson, and American Express.
             We sold Oracle, for reasons specific to the computer software company rather than the sector itself. Philip Morris produced unrealized losses; we still believe that the fundamentals of the company remain favorable despite its legal entanglements.

     SunAmerica Mid-Cap Growth Fund

     Performance
             The SunAmerica Mid-Cap Growth Fund outperformed both the S&P 400 MidCap Index and its peers for the six months ending March 31, 1999. Mid-Cap Growth Class A posted a cumulative return of 41.15% compared to 22.59% for the Lipper category and 24.34% for the S&P 400 MidCap Index. The Fund even outpaced the S&P 500 Index's return of 31.29% for the same period. (Returns do not reflect the impact of sales charges.) These numbers ranked the Fund in the top 11% of its peers for its six-month performance and in the top 10% of its peers for its one-year performance through the end of the first calendar quarter, according to Lipper Analytical Services. Such strong performance is particularly notable during a period of both significant market volatility and investor sentiment generally favoring large-capitalization stocks.
             Your Fund primarily benefited from its disciplined, top-down strategy coupled with fundamental bottom-up research that seeks growth-oriented companies with double-digit earnings. We did not make any major shifts in our positions during this period. Rather, we maintained overweightings in the growth sectors of technology and healthcare and

            SunAmerica Mid-Cap Growth Fund (10-1-98 through 3-31-99)

                                  [BAR CHART]


             SunAmerica             Lipper
              Mid-Cap              Mid-Cap               S&P 400
            Growth Fund            Category               Index
            -----------            --------              -------
               41.2%                22.6%                 23.3%



                                                                                 Return
                                                                                  Since
                                                                                Inception
                                                    1 yr   3 yr   5 yr   10 yr  (1/28/87)
                                                    -----  -----  -----  -----  ---------
                           A Shares
                            At Net Asset Value..... 27.54% 20.62% 18.86% 15.20%   14.60%
                           A Shares
                            With Maximum Sales
                            Charge................. 20.21% 18.26% 17.46% 14.52%   12.91%


                                    Past performance is no guarantee of future results.

           underweightings in the underperforming consumer cyclicals, basic industries, and utilities sectors. Throughout the semi-annual period, mid-cap companies exhibited strong earnings growth, positive fundamentals, and attractive relative valuations. In fact, mid-cap relative valuations as compared to large-cap stocks remained at multi-decade lows.

     Portfolio Review
             The SunAmerica Mid-Cap Growth Fund seeks capital appreciation by investing primarily in stocks of companies that generally have market capitalizations of between $1 billion and $5 billion and have been in operation for at least five years. It may also invest in stocks issued by smaller companies that are believed to have significant growth potential.
             Sharp improvement in the Internet-related stocks was seen in the fourth calendar quarter of 1998. These companies continued to show strong growth, an Internet Initial Public Offering (IPO) market had some success, and Internet-related commerce emerged as a real factor during the holiday season. As 1999 began, many companies in the technology arena continued to express upbeat outlooks. Thus, with more than 30% of portfolio assets allocated to this area, the Fund did quite well.
             Your Fund was also overweighted in healthcare, particularly pharmaceuticals and biotechnology companies that are benefiting not only from the "Graying of America" in general but also from the growth in managed care, long-term care, and the new phenomenon created by direct consumer advertising of drugs in particular.
             We maintained the Fund's market weightings in energy services, increasing our positions slightly toward the end of the period, as we saw fundamentals shifting, cheap valuations, and a sustained rally in the price of oil. We also maintained the Fund's market weighting in financial services.

     Winners and Losers
             Your portfolio's winners included Biogen and Genzyme in the biotechnology area and EMC, CMG Information Services, Citrix Systems, and America Online in the technology sector. We believe that as Y2K concerns grow in the second half of 1999, information technology expenditures on the part of major corporations will also grow. As a result, not only do we believe that the Internet, data storage, and other computer-related companies should continue to flourish, but we also believe that our holdings in enterprise application software companies should perform well. Other winners for the period included Halliburton in energy services and the retail Abercrombie and Fitch, which benefited from strong consumer spending.
             Of course, the Fund experienced disappointments, too. We sold Litton Industries, a defense contractor, and a few regional banks that simply were not performing. We also invested in some of the energy stocks, like Diamond Offshore Drilling, Baker-Hughes, and Global Industries, a bit early. These stocks flatlined, and thus had a neutral impact on the portfolio during the semi-annual period. The portfolio still holds these stocks and we anticipate that as oil prices firm and the global economy begins to recover, these companies will begin to perform.

     SunAmerica Small Company Growth Fund

     Performance
             SunAmerica Small Company Growth Fund had a very successful semi-annual period, and benefited from the portfolio restructuring we began in March of 1998. This work included reducing the number of holdings and re-allocating assets to specific sectors. The SunAmerica Small Company Growth Fund outperformed its benchmarks and its peers for the six months ending March 31, 1999. Small Company Growth Class A posted a cumulative return of 54.40% compared to 13.17% for the Lipper category, 14.39% for the Russell 2000 Index, and 21.57% for the Russell 2000 Growth Index. The Fund even outpaced the 52.93% return of the NASDAQ Industrials Index for the same period. (Returns do not reflect the impact of sales charges.) The Fund also ranked in the top 3% of its peers for its one-year performance through the end of the first calendar quarter, according to Lipper Analytical Services.
             This strong performance is particularly notable during a period of both significant market volatility and investor sentiment generally favoring large-capitalization stocks. While small-cap stocks lagged the performance of their larger cap brethren, it is well worth noting that small-cap growth stocks actually outperformed mid-cap stocks for the semi-annual period.
             We continued to seek out new and emerging industry trends, early in their cycle, and identify the leading companies that will benefit from those trends and change the existing landscape. We also took advantage of the market bottom of early October to initiate or add to positions at cheap multiples and attractive prices. The Fund benefited most from its significant overweighting in the technology sector, which did especially well during this period.
             Throughout the semi-annual period, the portfolio's small-cap companies exhibited strong earnings growth, positive fundamentals, and attractive relative valuations. In fact, the price/earnings ratios of small-cap companies as compared to large-cap price/earnings ratios were still at multi-decade lows at the end of the quarter. We believe that the market will continue to broaden and that small growth companies offer very compelling value.

         SunAmerica Small Company Growth Fund (10-1-98 through 3-31-99)

                                  [BAR CHART]


             SunAmerica                      Russell       Lipper
           Small Company        NASDAQ         2000      Small-Cap
            Growth Fund      Industrials      Index      Category
           -------------     -----------     -------     ---------
               54.4%            53.0%         14.4%        13.2%

                                                                                 Return
                                                                                  Since
                                                                                Inception
                                                    1 yr   3 yr   5 yr   10 yr  (1/28/87)
                                                    -----  -----  -----  -----  ---------
                           A Shares
                            At Net Asset Value..... 22.22% 15.02% 20.29% 15.60%   15.33%
                           A Shares
                            With Maximum Sales
                            Charge................. 15.19% 12.77% 18.87% 14.92%   14.77%



                                    Past performance is no guarantee of future results.

     Portfolio Review
             The Small Company Growth Fund seeks capital appreciation by investing primarily in equity securities of small, lesser-known or emerging growth companies or industries. The Fund typically invests about 65% of its assets in stocks with market capitalizations of $250 million to $1 billion. In addition, 35% of assets may be invested in special situations, that is, in companies of any size from any industry that are undergoing positive change not reflected in the underlying company's stock prices.
             Within the technology sector, we focused on the Internet, where we see explosive consumer usage growth as well as business to business e-commerce as the next big growth trend. We not only owned portals to the Internet, such as Yahoo! and America Online, but we also owned companies that provide security for the Internet and companies that enable the workings of the Internet, such as suppliers of software infrastructure, data storage, and information technology services. Examples include BroadVision Inc., Double Click, Inc., Macromedia, Inc., and Micromuse, Inc.
             Your Fund's second biggest weighting was the highly diversified consumer cyclicals sector. Abercrombie & Fitch Co. was our single largest position within this sector. The stock did well over the semi-annual period, benefiting from a strong holiday season and from a growing demographic of teenagers with discretionary spending ability. Other holdings within this sector are Movado, Cinar Films, and NASCAR racing-associated companies, such as Penske Motor Sports and Action Performance. We decreased our holdings in the travel services industry dramatically, selling our cruise line companies, including Carnival and Royal Caribbean.
             Within your Fund's overweighted telecommunications sector, we maintained holdings in several local exchange carriers, which have been a challenging group, but which we still believe are a highly attractive business, as they compete more effectively with the regional Bell operating companies.
             During the semi-annual period, we also established a 6% weighting in energy services as a potential turn-around group. We purchased companies such as BJ Services, Diamond Offshore Drilling, Friede Goldman International, Offshore Logistics, Smith International, and Transocean Offshore Drilling in the fourth calendar quarter of 1998 after oil prices fell. As commodity prices rebounded in the first quarter of 1999, these stocks benefited Fund performance.

     Winners and Losers
             In addition to those mentioned above, winners for your Fund included Sunglass Hut, the specialty retailer, and GST Telecommunications. Virtually all of our Internet-related holdings from the small to the large performed very well. Most of the larger companies we invested in were in the technology sector, and this strategy, meant to enhance the Fund's performance and counter adverse effects of small company market volatility, was effective during the semi-annual period. These stocks include Apple Computer Inc., America Online Inc., and Yahoo! Inc. Other large-cap names in the portfolio include Wal-Mart Stores, Smith International, and Home Depot.
             Even with your Fund's outstanding performance, it was not completely immune to the small-cap market's volatility. There are a few holdings in the Fund that showed a loss on paper, but we have not realized these losses since we continue to hold the stocks. We still believe in the underlying fundamentals of these small company issues, including HA-LO, a promotional products company, Geltex, a biotechnology company, and Travel Services International, which is tied closely to the cruise line industry.
             In the months ahead, we anticipate increasing weightings in the retail and energy services sectors, which historically do well in the spring and summer seasons. Although future periods of volatility are expected, the companies in the Fund's portfolio generally are experiencing strong fundamental growth in revenues and earnings and are expressing upbeat outlooks for the remainder of 1999.

     SunAmerica Growth and Income Fund

     Performance
             SunAmerica Growth and Income Fund outperformed its category average and closely tracked its benchmark for the semi-annual period. Growth and Income Class A returned 30.75% on a cumulative basis compared to 19.56% for the Lipper category and 31.29% for the S&P 500 Index for the six months ending March 31, 1999. (Returns do not reflect the impact of sales charges.) The Fund Class A also ranked in the top 10% of its peers for its one-year and three-year performance through the end of the first calendar quarter, according to Lipper Analytical Services.
             Your Fund continued to benefit from the management team's restructuring of the portfolio, as it reduced the number of names even further from 86 at the end of September 1998 to 78 at March 31, 1999 in response to the market's narrowness. The Fund also continued to benefit from "sector neutral" stock selection, whereby a reduction in downside market exposure is sought through investment across multiple sectors. A 2% weighting in longer-duration U.S. Treasuries was added to the portfolio to provide income and enhance the overall yield of the Fund.

          SunAmerica Growth and Income Fund (10-1-98 through 3-31-99)

                                  [BAR CHART]
                                    Lipper
             SunAmerica           Growth and
             Growth and             Income               S&P 500
            Income Fund            Category               Index
            -----------           ----------             -------
               30.8%                19.6%                 31.3%



                                                                        Return
                                                                         Since
                                                                       Inception
                                                          1 yr   3 yr  (7/1/94)
                                                         ------ ------ ---------
                           A Shares
                            At Net Asset Value.......... 18.44% 26.52%  26.06%
                           A Shares
                            With Maximum Sales Charge... 11.63% 24.05%  24.50%


                                    Past performance is no guarantee of future results.

     Portfolio Review
             The Growth and Income Fund seeks capital appreciation and current income by investing primarily in dividend-paying common stocks. It normally buys stocks of companies of any size, but will generally look for stocks that pay dividends, offer the potential for capital growth, and/or are believed to be undervalued in the market.
             Emphasis in the Fund was on the financial services, healthcare, technology and energy sectors. Top holdings included Microsoft, EMC, General Electric, Pfizer, IBM, MCI WorldCom, Johnson & Johnson, American Express, Intel, and Time Warner.
             Fund performance also benefited from holdings in the media and cable industry because of the convergence between media and telecommunications. These companies include CBS, Liberty Media Group, MediaOne, and Comcast. Your Fund also gained yield from its slight overweighting in the utilities sector, with companies such as Energy East, Enron, and Peco Energy.
             The Fund is underweighted in the basic materials sector. We also added DaimlerBenz to the portfolio after its merger with Chrysler, and we added BancOne, as an attractive value play.
             We kept approximately a 6% holding in cash in this Fund, not as a defensive move, but as "opportunity cash" available to initiate or add to positions during times of market or specific stock weakness.

     Winners and Losers
             In addition to the technology holdings in the portfolio, top performers included Anheuser-Busch and Texas Instruments. Martin Marietta Materials benefited from an increase in interstate and intrastate infrastructure work. As expected, the portfolio did contain some disappointments, but we continue to hold these issues and they remain unrealized losses, such as Royal Dutch Petroleum.

     SunAmerica "Dogs" of Wall Street Fund

     Performance
             Value investing was out of favor during the semi-annual period, with investor preference favoring growth-oriented stocks. There was also extremely narrow performance concentration in the equity markets. While the SunAmerica "Dogs" of Wall Street Fund underperformed for this period, it is important to note that this is a quantitative, "black box" model and analyzing the underlying fundamentals of the stock market or individual stocks is not considered a primary concern in the management of this Fund. We continue to believe the "Dogs" of Wall Street strategy will bring investors long-term rewards.
             Another measure of the "Dogs" stocks is yield. The "Dogs" currently pay dividends averaging approximately 2.5%, compared to the 1.48% yield on the Dow. Many of the "Dogs" continue to sell at attractively low price/earnings multiples.

     Portfolio Review
             The "Dogs" of Wall Street Fund seeks total return (capital appreciation plus current income) through a passively managed strategy resulting in a concentrated value approach to investing that promotes consistent investing regardless of market conditions. It is designed to provide a long-term growth component through exposure to blue chip companies with proven track records.
             Your Fund was rebalanced at the end of 1998 to reflect our "Dogs" for 1999. A total of ten names were replaced in the portfolio, two from the Dow Jones Industrial Average and eight from the highest yielding stocks of the 400 largest industrial companies. Of the 30 stocks held in the portfolio, the largest holdings include General Motors, Newell Rubbermaid, J.P. Morgan, Royal Dutch Petroleum, Chevron, DuPont, Alltel, Caterpillar, Goodyear Tire & Rubber, and Kellogg.
             While overall market performance was narrow and value investing continued to be a challenge, the breadth of the S&P 500 gradually improved during the first quarter of 1999, as 53 of 113 S&P industry groups beat the Index, which was 33% higher than in 1998. We continue to believe that value names are an important component of a well-diversified portfolio and that the fundamentals for many of the companies in your Fund's portfolio are strong and improving. The "Dogs" of Wall Street strategy potentially provides greater diversification, increased return and reduced risk than the traditional Dogs of the Dow model.

                      [This page intentionally left blank]

SunAmerica Equity Funds
STATEMENT OF ASSETS AND LIABILITIES -- March 31, 1999 (unaudited)

                            Balanced     Blue Chip      Mid-Cap    Small Company   Growth and    "Dogs" of
                             Assets        Growth       Growth        Growth         Income     Wall Street
                              Fund          Fund         Fund          Fund           Fund          Fund
                      ---------------------------------------------------------------------------------------
ASSETS:
Investments securities,
 at value*..............  $414,592,399  $131,125,103  $58,824,995  $210,485,103   $185,659,684  $137,862,905
Repurchase agreements
 (cost equals market)...     8,906,000    14,780,000    7,285,000    38,019,000     10,123,000            --
Cash....................           346           767       20,786        20,102            134            --
Receivable for
 investments sold.......     4,329,559     1,148,526           --     3,629,583      2,125,207     1,198,697
Interest and dividends
 receivable.............     2,022,906        91,979       17,995        44,617        163,894       296,264
Receivable for shares of
 beneficial
 interest sold..........     1,755,582       375,341      144,916       477,501        961,887            --
Prepaid expenses........        10,057        32,018        5,778         7,489            161        15,223
Receivable from
 investment adviser.....         1,113            17            4         8,621         12,556        33,304
Deferred organizational
 expenses...............            --            --           --            --             64        31,782
                          ------------  ------------  -----------  ------------   ------------  ------------
  Total assets..........   431,617,962   147,553,751   66,299,474   252,692,016    199,046,587   139,438,175
                          ------------  ------------  -----------  ------------   ------------  ------------
LIABILITIES:
Payable for shares of
 beneficial interest
 redeemed...............     1,136,538       731,951       81,914       712,173        251,536       449,216
Payable for investments
 purchased..............       994,000     2,089,962      916,631    12,722,620        527,725            --
Accrued expenses........       301,385       157,087       98,711       242,522        171,421       128,712
Investment advisory and
 management
 fees payable...........       267,945        90,770       39,929       144,118        122,870        41,296
Distribution and service
 maintenance
 fees payable...........       229,818        67,864       25,663       110,623        120,401       102,971
Dividends payable.......        39,804            --           --            --             --            --
Due to custodian........            --            --           --            --             --       305,461
Written options at value
 (proceeds $497,178 on
 Small Company Growth)..            --            --           --       599,725             --            --
                          ------------  ------------  -----------  ------------   ------------  ------------
  Total liabilities.....     2,969,490     3,137,634    1,162,848    14,531,781      1,193,953     1,027,656
                          ------------  ------------  -----------  ------------   ------------  ------------
    Net assets..........  $428,648,472  $144,416,117  $65,136,626  $238,160,235   $197,852,634  $138,410,519
                          ============  ============  ===========  ============   ============  ============
NET ASSETS WERE COMPOSED
 OF:
Shares of beneficial
 interest, $.01 par
 value..................  $    212,234  $     63,317  $    30,746  $     87,642   $    123,428  $    121,447
Paid-in capital.........   309,648,623    93,292,912   41,084,745   150,641,730    144,939,693   144,876,767
                          ------------  ------------  -----------  ------------   ------------  ------------
                           309,860,857    93,356,229   41,115,491   150,729,372    145,063,121   144,998,214
Accumulated
 undistributed net
 investment income
 (loss).................      (402,894)     (321,754)    (313,786)   (1,027,307)      (478,567)       83,469
Accumulated
 undistributed net
 realized gain on
 investments, foreign
 currency and other
 assets and liabilities.    17,055,429     9,198,111    6,212,289    35,863,572      5,519,652     4,091,579
Net unrealized
 appreciation
 (depreciation) of
 investments............   102,135,080    42,183,531   18,122,632    52,697,145     47,748,428   (10,762,743)
Net unrealized
 depreciation on written
 options contracts......            --            --           --      (102,547)            --            --
                          ------------  ------------  -----------  ------------   ------------  ------------
  Net assets............  $428,648,472  $144,416,117  $65,136,626  $238,160,235   $197,852,634  $138,410,519
                          ============  ============  ===========  ============   ============  ============
*Identified cost
Investment securities...  $312,457,319   $88,941,572  $40,702,363  $157,787,958   $137,911,256  $148,625,648
                          ============  ============  ===========  ============   ============  ============

See Notes to Financial Statements

 SunAmerica Equity Funds
 STATEMENT OF ASSETS AND LIABILITIES -- March 31, 1999 (unaudited) --
 (continued)

                            Balanced    Blue Chip    Mid-Cap   Small Company  Growth and   "Dogs" of
                             Assets      Growth      Growth       Growth        Income    Wall Street
                              Fund        Fund        Fund         Fund          Fund        Fund
                        -----------------------------------------------------------------------------
Class A (unlimited
 shares authorized):
Net assets..............  $242,542,286 $97,771,739 $51,957,061 $152,543,243  $ 79,903,684 $26,266,335
Shares of beneficial
 interest issued and
 outstanding............    12,001,248   4,218,986   2,426,654    5,521,557     4,932,404   2,300,942
Net asset value and
 redemption price per
 share..................  $      20.21 $     23.17 $     21.41 $      27.63  $      16.20 $     11.42
Maximum sales charge
 (5.75% of offering
 price).................          1.23        1.41        1.31         1.69          0.99        0.69
                          ------------ ----------- ----------- ------------  ------------ -----------
Maximum offering price
 to public..............  $      21.44 $     24.58 $     22.72 $      29.31  $      17.19 $     12.11
                          ============ =========== =========== ============  ============ ===========
Class B (unlimited
 shares authorized):
Net assets..............  $185,354,753 $46,495,534 $13,053,315 $ 83,965,406  $113,748,445 $46,175,902
Shares of beneficial
 interest issued and
 outstanding............     9,184,932   2,105,998     641,773    3,182,195     7,146,116   4,052,854
Net asset value,
 offering and redemption
 price per share
 (excluding any
 applicable contingent
 deferred sales charge).  $      20.18 $     22.08 $     20.34 $      26.39  $      15.92 $     11.39
                          ============ =========== =========== ============  ============ ===========
Class II (unlimited
 shares authorized):
Net assets..............  $    751,433 $   148,844 $   126,250 $    685,903  $  4,038,652 $65,968,282
Shares of beneficial
 interest issued and
 outstanding............        37,209       6,741       6,206       26,011       253,971   5,790,808
Net asset value and
 redemption price per
 share (excluding any
 applicable contigent
 deferred sales charge).  $      20.20 $     22.08 $     20.34 $      26.37  $      15.90 $     11.39
Maximum sales charge
 (1.00% of offering
 price).................          0.20        0.22        0.21         0.27          0.16        0.12
                          ------------ ----------- ----------- ------------  ------------ -----------
Maximum offering price
 to public..............  $      20.40 $     22.30 $     20.55 $      26.64  $      16.06 $     11.51
                          ============ =========== =========== ============  ============ ===========
Class Z (unlimited
 shares authorized):
Net assets..............            --          --          -- $    965,683  $    161,853          --
Shares of beneficial
 interest issued and
 outstanding............            --          --          --       34,395         9,932          --
Net asset value,
 offering and redemption
 price per share........            --          --          -- $      28.08  $      16.30          --
                          ============ =========== =========== ============  ============ ===========

See Notes to Financial Statements

 SunAmerica Equity Funds
 STATEMENT OF OPERATIONS -- For the six months ended March 31, 1999 (unaudited)

                             Balanced     Blue Chip     Mid-Cap    Small Company Growth and    "Dogs" of
                              Assets       Growth       Growth        Growth       Income     Wall Street
                               Fund         Fund         Fund          Fund         Fund         Fund
                         ---------------------------------------------------------------------------------
INVESTMENT INCOME:
Income:
 Interest.................  $ 3,918,070  $   168,191  $    69,117   $   543,951  $   221,545  $    21,529
 Dividends................    1,407,118      632,301      129,756       266,135      877,738    1,421,658
                            -----------  -----------  -----------   -----------  -----------  -----------
 Total investment income..    5,325,188      800,492      198,873       810,086    1,099,283    1,443,187
                            -----------  -----------  -----------   -----------  -----------  -----------
Expenses:
 Investment advisory and
  management fees.........    1,463,435      479,719      214,021       777,270      624,426      189,253
 Distribution and service
  maintenance fees--
  Class A.................      377,442      150,549       78,275       228,987      119,679       42,756
 Distribution and service
  maintenance fees--
  Class B.................      887,309      209,305       61,556       376,913      478,844      185,393
 Distribution and service
  maintenance fees--
  Class II................          499          181          161         1,424       11,141      233,170
 Transfer agent fees and
  expenses--Class A.......      309,779      113,860       59,175       201,295       95,039       30,669
 Transfer agent fees and
  expenses--Class B.......      212,028       57,410       18,077       112,710      124,142       46,539
 Transfer agent fees and
  expenses--Class II......          174           64           56         1,146        2,779       58,489
 Transfer agent fees and
  expenses--Class Z.......           --           --           --        11,095        6,195           --
 Custodian fees and
  expenses................       76,080       35,783       34,895        66,769       52,980       37,896
 Registration fees--
  Class A.................        2,000       21,241       11,252            --       10,470       24,498
 Registration fees--
  Class B.................        3,000       10,332        6,174            --       15,390       40,050
 Registration fees--
  Class II................        1,050           18           16        11,668       11,141       45,218
 Registration fees--
  Class Z.................           --           --           --         8,550       22,669           --
 Legal fees and expenses..       23,570        4,945        1,945        11,820        8,410        6,140
 Audit and tax consulting
  fees....................       13,545       13,685       13,615        13,265       13,545       17,535
 Trustees' fees and
  expenses................       18,741        5,528        2,694         9,254        6,808        2,978
 Printing expense.........       17,430        5,880        2,695        12,075        5,880        2,695
 Insurance expense........        2,300          646          379         1,789          360           23
 Amortization of
  organizational expenses.           --           --           --            --          138        3,878
 Miscellaneous expenses...        2,932        1,500        1,184         2,011        1,627        2,063
                            -----------  -----------  -----------   -----------  -----------  -----------
 Total expenses...........    3,411,314    1,110,646      506,170     1,848,041    1,611,663      969,243
 Less: expenses
  reimbursed by
  investment adviser......       (1,134)         (26)          (6)      (31,769)     (39,496)    (183,395)
 Less: custody credits
  earned on cash
  balances................      (13,745)        (783)        (455)       (7,269)        (270)         (96)
 Net expenses.............    3,396,435    1,109,837      505,709     1,809,003    1,571,897      785,752
                            -----------  -----------  -----------   -----------  -----------  -----------
Net investment income
 (loss)...................    1,928,753     (309,345)    (306,836)     (998,917)    (472,614)     657,435
                            -----------  -----------  -----------   -----------  -----------  -----------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS:
Net realized gain on
 investments..............   22,192,802   11,089,628    7,110,082    36,423,894    6,157,542    4,091,579
Net realized gain (loss)
 on option contracts......           --           --     (692,815)    1,514,794           --           --
Net change in unrealized
 appreciation/depreciation
 on investments...........   52,387,916   25,534,407   13,399,421    54,219,526   37,211,416   (6,240,715)
Net change in unrealized
 appreciation/depreciation
 on written options
 contracts................           --           --           --       (22,745)          --           --
                            -----------  -----------  -----------   -----------  -----------  -----------
Net realized and
 unrealized gain (loss) on
 investments, foreign
 currency and other assets
 and liabilities..........   74,580,718   36,624,035   19,816,688    92,135,469   43,368,958   (2,149,136)
                            -----------  -----------  -----------   -----------  -----------  -----------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS...............  $76,509,471  $36,314,690  $19,509,852   $91,136,552  $42,896,344  $(1,491,701)
                            ===========  ===========  ===========   ===========  ===========  ===========

See Notes to Financial Statements

 SunAmerica Equity Funds
 STATEMENT OF CHANGES IN NET ASSETS

                               Balanced Assets Fund          Blue Chip Growth Fund          Mid-Cap Growth Fund
                            ----------------------------  ----------------------------  ---------------------------
                             For the six                   For the six                   For the six
                             months ended  For the year    months ended  For the year    months ended For the year
                              March 31,        ended        March 31,        ended        March 31,       ended
                                 1999      September 30,       1999      September 30,       1999     September 30,
                             (unaudited)       1998        (unaudited)       1998        (unaudited)      1998
                            -------------  -------------  -------------  -------------  ------------- -------------
INCREASE (DECREASE) IN NET
 ASSETS:
Operations:
 Net investment income
  (loss)..................  $  1,928,753   $  4,648,757   $   (309,345)  $   (483,571)   $  (306,836)  $  (493,615)
 Net realized gain on
  investments.............    22,192,802     24,425,420     11,089,628      7,610,662      7,110,082     5,342,697
 Net realized gain (loss)
  on option contracts.....            --             --             --             --       (692,815)      182,906
 Net realized gain on
  foreign currency, other
  assets and liabilities..            --             --             --              6             --            42
 Net change in unrealized
  appreciation/depreciation
  on investments..........    52,387,916      1,642,258     25,534,407     (1,920,853)    13,399,421    (6,869,735)
                            ------------   ------------   ------------   ------------    -----------   -----------
Net increase (decrease) in
 net assets resulting from
 operations...............    76,509,471     30,716,435     36,314,690      5,206,244     19,509,852    (1,837,705)
                            ------------   ------------   ------------   ------------    -----------   -----------
Dividends and
 distributions to
 shareholders:
 From net investment
  income (Class A)........    (1,516,008)    (3,066,976)            --             --             --            --
 From net investment
  income (Class B)........      (729,968)    (1,812,490)            --             --             --            --
 From net investment
  income (Class II).......          (614)            --             --             --             --            --
 From net investment
  income (Class Z)........            --         (2,188)            --             --             --            --
 From net realized gains
  on investments
  (Class A)...............   (15,505,431)   (16,001,494)    (5,748,308)    (8,287,237)    (2,767,478)   (7,536,397)
 From net realized gains
  on investments
  (Class B)...............   (13,019,564)   (16,263,710)    (2,916,696)    (4,747,751)      (857,514)   (2,258,592)
 From net realized gains
  on investments
  (Class II)..............            --             --             --             --             --            --
 From net realized gains
  on investments
  (Class Z)...............            --        (35,253)            --             --             --            --
                            ------------   ------------   ------------   ------------    -----------   -----------
Total dividends and
 distributions to
 shareholders.............   (30,771,585)   (37,182,111)    (8,665,004)   (13,034,988)    (3,624,992)   (9,794,989)
                            ------------   ------------   ------------   ------------    -----------   -----------
Net increase in net assets
 resulting from capital
 share transactions (Note
 6).......................    27,316,420     19,370,777      8,124,716     11,025,071        787,839       266,590
                            ------------   ------------   ------------   ------------    -----------   -----------
Total increase (decrease)
 in net assets............    73,054,306     12,905,101     35,774,402      3,196,327     16,672,699   (11,366,104)
NET ASSETS:
Beginning of period.......   355,594,166    342,689,065    108,641,715    105,445,388     48,463,927    59,830,031
                            ------------   ------------   ------------   ------------    -----------   -----------
End of period [including
 undistributed net
 investment income (loss)
 for March 31, 1999 and
 September 30, 1998 of
 ($402,894), ($85,057);
 ($321,754), ($12,409);
 ($313,786), and ($6,950),
 respectively]............  $428,648,472   $355,594,166   $144,416,117   $108,641,715    $65,136,626   $48,463,927
                            ============   ============   ============   ============    ===========   ===========

See Notes to Financial Statements.

SunAmerica Equity Funds
STATEMENT OF CHANGES IN NET ASSETS - (continued)

                             Small Company Growth Fund      Growth and Income Fund       "Dogs" of Wall Street Fund
                            ----------------------------  ----------------------------  -----------------------------
                             For the six                   For the six                   For the six   For the period
                             months ended  For the year    months ended  For the year    months ended  June 8, 1998*
                              March 31,        ended        March 31,        ended        March 31,       through
                                 1999      September 30,       1999      September 30,       1999      September 30,
                             (unaudited)       1998       (unaudited)        1998        (unaudited)        1998
                            -------------  -------------  -------------  -------------  -------------  --------------
INCREASE (DECREASE) IN NET
 ASSETS:
Operations:
 Net investment income
  (loss)..................  $   (998,917)  $ (2,522,639)  $   (472,614)  $   (311,435)  $    657,435    $   176,127
 Net realized gain on
  investments.............    36,423,894     20,153,760      6,157,542      5,999,035      4,091,579             --
 Net realized gain (loss)
  on option contracts.....     1,514,794       (141,399)            --             --             --             --
 Net realized loss on
  foreign currency, other
  assets and liabilities..            --             --             --       (864,910)            --             --
 Net change in unrealized
  appreciation/depreciation
  of investments..........    54,219,526    (82,111,504)    37,211,416             --     (6,240,715)    (4,522,028)
 Net change in unrealized
  appreciation/depreciation
  on written option
  contracts...............       (22,745)       (79,802)            --             --             --             --
                            ------------   ------------   ------------   ------------   ------------    -----------
Net increase (decrease) in
 net assets resulting from
 operations...............    91,136,552    (64,701,584)    42,896,344      4,822,690     (1,491,701)    (4,345,901)
                            ------------   ------------   ------------   ------------   ------------    -----------
Dividends and
 distributions to
 shareholders:
 From net investment
  income (Class A)........            --             --             --             --       (259,531)            --
 From net investment
  income (Class B)........            --             --             --             --       (251,352)            --
 From net investment
  income (Class II).......            --             --             --             --       (297,568)            --
 From net investment
  income (Class Z)........            --             --             --             --             --             --
 From net realized gains
  on investments
  (Class A)...............    (7,652,402)   (15,001,692)    (2,113,009)    (5,129,665)            --             --
 From net realized gains
  on investments
  (Class B)...............    (4,840,235)   (10,065,127)    (3,016,901)    (6,103,333)            --             --
 From net realized gains
  on investments
  (Class II)..............       (14,143)            --        (66,215)            --             --             --
 From net realized gains
  on investments
  (Class Z)...............       (43,230)      (106,214)        (3,872)            --             --             --
                            ------------   ------------   ------------   ------------   ------------    -----------
Total dividends and
 distributions to
 shareholders.............   (12,550,010)   (25,173,033)    (5,199,997)   (11,232,998)      (808,451)            --
                            ------------   ------------   ------------   ------------   ------------    -----------
Net increase (decrease) in
 net assets resulting from
 capital share
 transactions (Note 6)....    (7,800,834)   (53,359,166)    22,966,300     40,851,375     84,196,610     60,859,962
                            ------------   ------------   ------------   ------------   ------------    -----------
Total increase (decrease)
 in net assets............    70,785,708   (143,233,783)    60,662,647     34,441,067     81,896,458     56,514,061
NET ASSETS:
Beginning of period.......   167,374,527    310,608,310    137,189,987    102,748,920     56,514,061             --
                            ------------   ------------   ------------   ------------   ------------    -----------
End of period [including
 undistributed net
 investment income (loss)
 for March 31, 1999 and
 September 30, 1998 of
 ($1,027,307), ($28,365);
 ($478,567), ($5,954);
 ($83,469) and $234,485,
 respectively]............  $238,160,235   $167,374,527   $197,852,634   $137,189,987   $138,410,519    $56,514,061
                            ============   ============   ============   ============   ============    ===========

*Commencement of Operations

See Notes to Financial Statements

 SunAmerica Equity Funds
 FINANCIAL HIGHLIGHTS

                                                                          BALANCED ASSETS FUND
                                                                          --------------------
                                         Net
                                     gain(loss)
                                     on invest-    Total    Dividends Distri-
                 Net Asset    Net    ments (both    from    from net  butions            Net Asset           Net Assets
                  Value,    invest-   realized    invest-    invest-    from     Total    Value,               end of
     Period      beginning   ment        and        ment      ment    capital   distri-   end of     Total     period
     Ended       of period income(1) unrealized) operations  income    gains    butions   period   Return(2)  (000's)
---------------- --------- --------- ----------- ---------- --------- --------  -------  --------- --------- ----------
                                                                      Class A
                                                                      -------
9/30/94.........  $15.13     $0.30     $(0.23)     $ 0.07    $(0.28)  $  (0.30) $(0.58)   $14.62      0.50 %  $ 52,098
9/30/95.........   14.62      0.32       2.51        2.83     (0.45)     (0.58)  (1.03)    16.42     20.68     119,916
9/30/96.........   16.42      0.27       1.39        1.66     (0.28)     (0.99)  (1.27)    16.81     10.65     147,035
9/30/97.........   16.81      0.31       3.43        3.74     (0.31)     (1.75)  (2.06)    18.49     24.81     169,201
9/30/98.........   18.49      0.29       1.29        1.58     (0.30)     (1.74)  (2.04)    18.03      9.32     189,668
3/31/99(6)......   18.03      0.12       3.67        3.79     (0.14)     (1.47)  (1.61)    20.21     21.90     242,542
                                                                      Class B
                                                                      -------
9/30/94.........  $15.13     $0.20     $(0.23)     $(0.03)   $(0.18)  $  (0.30) $(0.48)   $14.62     (0.14)%  $180,655
9/30/95.........   14.62      0.23       2.51        2.74     (0.36)     (0.58)  (0.94)    16.42     19.96     162,115
9/30/96.........   16.42      0.17       1.38        1.55     (0.18)     (0.99)  (1.17)    16.80      9.93     171,197
9/30/97.........   16.80      0.21       3.43        3.64     (0.21)     (1.75)  (1.96)    18.48     24.09     173,435
9/30/98.........   18.48      0.18       1.28        1.46     (0.19)     (1.74)  (1.93)    18.01      8.62     165,926
3/31/99(6)......   18.01      0.19       3.53        3.72     (0.08)     (1.47)  (1.55)    20.18     21.53     185,355
                                                                      Class II
                                                                      --------
2/02/99-
3/31/99(3)(6)...  $20.00     $0.10     $ 0.12      $ 0.22    $(0.02)  $     --  $(0.02)   $20.20      1.04 %  $    751
                                Ratio of net
                  Ratio of       investment
                  expenses         income
     Period      to average      to average     Portfolio
     Ended       net assets      net assets     turnover
---------------- -------------- --------------- ---------
9/30/94.........    1.58%           2.00%          141%
9/30/95.........    1.50            2.13           130
9/30/96.........    1.52            1.63           187
9/30/97.........    1.50            1.86           149
9/30/98.........    1.46            1.59            80
3/31/99(6)......    1.46(4)         1.25(4)         47
9/30/94.........    2.21%           1.36%          141%
9/30/95.........    2.12            1.59           130
9/30/96.........    2.12            1.03           187
9/30/97.........    2.11            1.26           149
9/30/98.........    2.08            0.97            80
3/31/99(6)......    2.06(4)         0.65(4)         47
2/02/99-
3/31/99(3)(6)...    2.05%(4)(5)     0.40%(4)(5)     47%

----------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                                3/31/99
                                                -------
   Balanced Assets Class II....................  2.27%

(6) Unaudited

See Notes to Financial Statements

 SunAmerica Equity Funds
 FINANCIAL HIGHLIGHTS -- (continued)

                                                                BLUE CHIP GROWTH FUND
                                                                ---------------------
                                         Net
                                     gain(loss)
                                     on invest-    Total    Dividends Distri-
                 Net Asset    Net    ments (both    from    from net  butions           Net Asset           Net Assets
                  Value,    invest-   realized    invest-    invest-   from     Total    Value,               end of
     Period      beginning   ment        and        ment      ment    capital  distri-   end of     Total     period
     Ended       of period income(1) unrealized) operations  income    gains   butions   period   Return(2)  (000's)
---------------- --------- --------- ----------- ---------- --------- -------  -------  --------- --------- ----------
                                                                       Class A
                                                                       -------
10/08/93-
9/30/94(3)......  $16.24    $ 0.09     $(0.26)     $(0.17)    $ --    $(0.65)  $(0.65)   $15.42     (1.05)%  $ 3,207
9/30/95.........   15.42      0.02       2.99        3.01       --     (1.09)   (1.09)    17.34     21.29     42,407
9/30/96.........   17.34     (0.03)      2.22        2.19       --     (1.91)   (1.91)    17.62     13.88     51,993
9/30/97.........   17.62     (0.02)      5.05        5.03       --     (2.43)   (2.43)    20.22     32.96     67,812
9/30/98.........   20.22     (0.04)      0.91        0.87       --     (2.48)   (2.48)    18.61      5.09     72,536
3/31/99(6)......   18.61     (0.19)      6.22        6.03       --     (1.47)   (1.47)    23.17     33.69     97,772
                                                                       Class B
                                                                       -------
9/30/94.........  $16.28    $(0.01)    $(0.28)     $(0.29)    $ --    $(0.65)  $(0.65)   $15.34     (1.81)%  $71,749
9/30/95.........   15.34     (0.01)      2.89        2.88       --     (1.09)   (1.09)    17.13     20.51     39,533
9/30/96.........   17.13     (0.14)      2.19        2.05       --     (1.91)   (1.91)    17.27     13.17     36,199
9/30/97.........   17.27     (0.13)      4.90        4.77       --     (2.43)   (2.43)    19.61     32.02     37,633
9/30/98.........   19.61     (0.16)      0.87        0.71       --     (2.48)   (2.48)    17.84      4.36     36,106
3/31/99(6)......   17.84     (0.31)      6.02        5.71       --     (1.47)   (1.47)    22.08     33.34     46,496
                                                                       Class II
                                                                       --------
2/02/99-
3/31/99(3)(6)...  $21.79    $(0.10)    $ 0.39      $ 0.29     $ --    $   --   $   --    $22.08      1.33 %  $   149
                                                                BLUE CHIP GROWTH FUND
                                                                ---------------------
                                Ratio of net
                  Ratio of       investment
                  expenses         income
     Period      to average      to average      Portfolio
     Ended       net assets      net assets      turnover
---------------- -------------- ---------------- ---------
                                                                       Class A
                                                                       -------
10/08/93-
9/30/94(3)......   1.64%(4)(5)     0.65%(4)(5)      170%
9/30/95.........   1.58(5)         0.11(5)          251
9/30/96.........   1.57           (0.18)            269
9/30/97.........   1.54           (0.11)            211
9/30/98.........   1.52           (0.20)             90
3/31/99(6)......   1.52(4)        (0.27)(4)          47
                                                                       Class B
                                                                       -------
9/30/94.........   2.28%          (0.05)%           170%
9/30/95.........   2.22           (0.09)            251
9/30/96.........   2.23           (0.83)            269
9/30/97.........   2.22           (0.77)            211
9/30/98.........   2.17           (0.86)             90
3/31/99(6)......   2.18(4)        (0.93)(4)          47
                                                                       Class II
                                                                       --------
2/02/99-
3/31/99(3)(6)...   2.17%(4)(5)    (0.98)%(4)(5)      47%

---------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                               9/30/94 9/30/95 3/31/99
                               ------- ------- -------
   Blue Chip Growth Class A..   1.66%    .11%    --
   Blue Chip Growth Class II.    --      --      .14%

(6) Unaudited

See Notes to Financial Statements

 SunAmerica Equity Funds
 FINANCIAL HIGHLIGHTS - (continued)

                                                                  MID-CAP GROWTH FUND
                                                                  -------------------
                                         Net
                                     gain (loss)
                              Net    on invest-    Total    Dividends Distri-
                 Net Asset  invest-  ments (both    from    from net  butions            Net Asset            Net Assets
                  Value,     ment     realized    invest-    invest-    from     Total    Value,                end of
     Period      beginning  income       and        ment      ment    capital   distri-   end of     Total      period
     Ended       of period (loss)(1) unrealized) operations  income    gains    butions   period   Return(2)   (000's)
---------------- --------- --------- ----------- ---------- --------- --------  -------  --------- ---------  ----------
                                                                      Class A
                                                                      -------
9/30/94.........  $18.03    $ 0.04     $(1.64)     $(1.60)   $   --     $(2.65) $(2.65)   $13.78     (9.60)%   $32,906
9/30/95.........   13.78     (0.08)      4.14        4.06     (0.04)        --   (0.04)    17.80     29.51      37,714
9/30/96.........   17.80     (0.12)      2.21        2.09        --      (2.11)  (2.11)    17.78     12.92      41,904
9/30/97.........   17.78     (0.15)      3.83        3.68        --      (0.80)  (0.80)    20.66     21.54      46,051
9/30/98.........   20.66     (0.13)     (0.78)      (0.91)       --      (3.53)  (3.53)    16.22     (4.20)     38,437
3/31/99(6)......   16.22     (0.09)      6.45        6.36        --      (1.17)  (1.17)    21.41     41.15      51,597
                                                                      Class B
                                                                      -------
10/04/93-
9/30/94(4)......  $18.12    $ 0.03     $(1.80)     $(1.77)   $   --     $(2.65) $(2.65)   $13.70    (10.56)%   $ 4,039
9/30/95.........   13.70     (0.18)      4.08        3.90     (0.02)        --   (0.02)    17.58     28.55       9,544
9/30/96.........   17.58     (0.24)      2.18        1.94        --      (2.11)  (2.11)    17.41     12.16      13,784
9/30/97.........   17.41     (0.28)      3.73        3.45        --      (0.80)  (0.80)    20.06     20.65      13,779
9/30/98.........   20.06     (0.25)     (0.76)      (1.01)       --      (3.53)  (3.53)    15.52     (4.93)     10,027
3/31/99(6)......   15.52     (0.15)      6.14        5.99        --      (1.17)  (1.17)    20.34     40.60      13,053
                                                                      Class II
                                                                      --------
2/02/99-
3/31/99(4)(6)...  $19.86    $(0.05)     $0.53      $ 0.48    $   --     $   --  $   --    $20.34      2.42 %   $   126
                                                                  MID-CAP GROWTH FUND
                                                                  -------------------
                                Ratio of net
                                 investment
                  Ratio of         income
                  expenses         (loss)
     Period      to average      to average       Portfolio
     Ended       net assets      net assets       turnover
---------------- -------------- ----------------- ---------
9/30/94.........   1.76%            0.28%            555%
9/30/95.........   1.66            (0.51)            392
9/30/96.........   1.62            (0.69)            307
9/30/97.........   1.64            (0.84)            332
9/30/98.........   1.62            (0.75)            377
3/31/99(6)......   1.61(3)         (0.92)(3)         141
10/04/93-
9/30/94(4)......   2.43%(3)(5)      0.20 %(3)(5)     555%
9/30/95.........   2.31(5)         (0.17)(5)         392
9/30/96.........   2.32            (1.43)            307
9/30/97.........   2.35            (1.56)            332
9/30/98.........   2.33            (1.45)            377
3/31/99(6)......   2.34(3)         (1.64)(3)         141
2/02/99-
3/31/99(4)(6)...   2.35%(3)(5)     (1.68)%(3)(5)     141%

----------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Annualized
(4) Commencement of sale of respective class of shares
(5) Net of the following expense reimbursements (based on average net assets):

                             9/30/94 9/30/95 3/31/99
                             ------- ------- -------
   Mid-Cap Growth Class B..   .48%    .17%     --
   Mid-Cap Growth Class II.    --      --      .04%

(6) Unaudited

See Notes to Financial Statements

 SunAmerica Equity Funds
 FINANCIAL HIGHLIGHTS -- (continued)

                                                              SMALL COMPANY GROWTH FUND
                                                              -------------------------
                                         Net
                                     gain (loss)
                              Net    on invest-    Total    Dividends Distri-
                 Net Asset  invest-  ments (both    from    from net  butions           Net Asset            Net Assets
                  Value,     ment     realized    invest-    invest-   from     Total    Value,                end of
     Period      beginning  income       and        ment      ment    capital  distri-   end of     Total      period
     Ended       of period (loss)(1) unrealized) operations  income    gains   butions   period   Return(2)   (000's)
---------------- --------- --------- ----------- ---------- --------- -------  -------  --------- ---------  ----------
                                                                     Class A
                                                                     -------
9/30/94.........  $19.78    $(0.10)    $(1.40)     $(1.50)     $--    $(1.46)  $(1.46)   $16.82    (7.74)%    $ 38,570
9/30/95.........   16.82     (0.04)      8.28        8.24       --     (0.41)   (0.41)    24.65     50.00       89,510
9/30/96.........   24.65     (0.16)      4.29        4.13       --     (4.53)   (4.53)    24.25     19.35      158,567
9/30/97.........   24.25     (0.30)      5.18        4.88       --     (0.86)   (0.86)    28.27     20.84      185,241
9/30/98.........   28.27     (0.18)     (6.59)      (6.77)      --     (2.40)   (2.40)    19.10    (25.00)     105,243
3/31/99(6)......   19.10     (0.08)     10.01        9.93       --     (1.40)   (1.40)    27.63     54.40      152,543
                                                                     Class B
                                                                     -------
9/30/94.........  $19.78    $(0.20)    $(1.42)     $(1.62)     $--    $(1.46)  $(1.46)   $16.70    (8.40)%    $ 52,208
9/30/95.........   16.70     (0.16)      8.19        8.03       --     (0.41)   (0.41)    24.32     49.08       68,313
9/30/96.........   24.32     (0.29)      4.20        3.91       --     (4.53)   (4.53)    23.70     18.60      107,839
9/30/97.........   23.70     (0.44)      5.03        4.59       --     (0.86)   (0.86)    27.43     20.08      124,450
9/30/98.........   27.43     (0.33)     (6.36)      (6.69)      --     (2.40)   (2.40)    18.34    (25.52)      61,398
3/31/99(6)......   18.34     (0.15)      9.60        9.45       --     (1.40)   (1.40)    26.39     54.02       83,965
                                                                    Class II
                                                                    --------
2/2/98-
9/30/98(4)......  $21.11    $(0.19)    $(2.58)     $(2.77)     $--    $   --   $   --    $18.34    (13.12)%   $    168
3/31/99(6)......   18.34     (0.14)      9.57        9.43       --     (1.40)   (1.40)    26.37     53.91          686
                                                                     Class Z
                                                                     -------
10/07/96-
9/30/97(4)......  $24.61    $(0.15)    $ 4.85      $ 4.70      $--    $(0.86)  $(0.86)   $28.45     19.78 %   $    948
9/30/98.........   28.45     (0.07)     (6.65)      (6.72)      --     (2.40)   (2.40)    19.33    (24.64)         565
3/31/99(6)......   19.33     (0.02)     10.17       10.15       --     (1.40)   (1.40)    28.08     54.90          966
                                                              SMALL COMPANY GROWTH FUND
                                                              -------------------------
                                Ratio of net
                                 investment
                  Ratio of         income
                  expenses         (loss)
     Period      to average      to average     Portfolio
     Ended       net assets      net assets     turnover
---------------- -------------- --------------- ---------
9/30/94.........   1.67%         (0.60)%           411%
9/30/95.........   1.57          (0.22)            351
9/30/96.........   1.53          (0.68)            240
9/30/97.........   1.72          (1.27)            343
9/30/98.........   1.50          (0.79)            292
3/31/99(6)......   1.51(3)       (0.73)(3)         111
9/30/94.........   2.31%         (1.23)%           411%
9/30/95.........   2.22          (0.84)            351
9/30/96.........   2.16          (1.30)            240
9/30/97.........   2.34          (1.89)            343
9/30/98.........   2.14          (1.44)            292
3/31/99(6)......   2.15(3)       (1.38)(3)         111
2/2/98-
9/30/98(4)......   2.15%(3)(5)   (1.35)%(3)(5)     292%
3/31/99(6)......   2.15  (3)(5)  (1.36)  (3)(5)    111
10/07/96-
9/30/97(4)......   1.07%(3)(5)   (0.67)%(3)(5)     343%
9/30/98.........   1.01  (5)     (0.30)  (5)       292
3/31/99(6)......   0.93  (3)(5)  (0.15)  (3)(5)    111

---------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Annualized
(4) Commencement of sale of respective class of shares
(5) Net of the following expense reimbursements (based on average net assets):

                                  9/30/97 9/30/98 3/31/99
                                  ------- ------- -------
   Small Company Growth Class
    II..........................    --     13.58%  8.71%
   Small Company Growth Class Z.   2.19%    1.85   5.13

(6) Unaudited

See Notes to Financial Statements

 SunAmerica Equity Funds
 FINANCIAL HIGHLIGHTS - (continued)

                                                                 GROWTH AND INCOME FUND
                                                                 ----------------------
                                         Net
                                     gain(loss)
                                     on invest-    Total    Dividends Distri-
                 Net Asset    Net    ments (both    from    from net  butions           Net Asset            Net Assets
                  Value,    invest-   realized    invest-    invest-   from     Total    Value,                end of
     Period      beginning   ment        and        ment      ment    capital  distri-   end of     Total      period
     Ended       of period income(1) unrealized) operations  income    gains   butions   period   Return(2)   (000's)
---------------- --------- --------- ----------- ---------- --------- -------  -------  --------- ---------  ----------
                                                                        Class A
                                                                        -------
7/01/94-
9/30/94(3)......  $ 7.33    $ 0.07     $ 0.10      $ 0.17    $(0.06)  $   --   $(0.06)   $ 7.44      2.34 %   $  3,098
9/30/95.........    7.44      0.32       1.08        1.40     (0.30)   (0.15)   (0.45)     8.39     19.53        3,532
9/30/96.........    8.39      0.14       2.50        2.64     (0.17)   (0.39)   (0.56)    10.47     32.59       21,099
9/30/97.........   10.47      0.05       3.40        3.45     (0.03)   (0.44)   (0.47)    13.45     34.18       47,219
9/30/98.........   13.45      0.02       0.68        0.70        --    (1.35)   (1.35)    12.80      5.53       57,129
3/31/99(6)......   12.80     (0.01)      3.88        3.87        --    (0.47)   (0.47)    16.20     30.75       79,904
                                                                        Class B
                                                                        -------
7/06/94-
9/30/94(3)......  $ 7.33    $ 0.05     $ 0.11      $ 0.16    $(0.05)  $   --   $(0.05)   $ 7.44      2.19 %   $    229
9/30/95.........    7.44      0.35       1.03        1.38     (0.28)   (0.15)   (0.43)     8.39     19.19        2,538
9/30/96.........    8.39      0.08       2.50        2.58     (0.13)   (0.39)   (0.52)    10.45     31.75       13,903
9/30/97.........   10.45     (0.03)      3.39        3.36     (0.01)   (0.44)   (0.45)    13.36     33.30       55,530
9/30/98.........   13.36     (0.07)      0.68        0.61        --    (1.35)   (1.35)    12.62      4.84       79,004
3/31/99(6)......   12.62     (0.06)      3.83        3.77        --    (0.47)   (0.47)    15.92     30.39      113,748
                                                                 GROWTH AND INCOME FUND
                                                                 ----------------------
                             Ratio of net
                              investment
                  Ratio of      income
                  expenses      (loss)
     Period      to average   to average   Portfolio
     Ended       net assets   net assets   turnover
---------------- ----------- ------------- ---------
                                                                        Class A
                                                                        -------
7/01/94-
9/30/94(3)...... 1.50%(4)(5)  3.48%(4)(5)       8%
9/30/95......... 0.46(5)      4.16(5)         230
9/30/96......... 0.96(5)      1.52(5)         161
9/30/97......... 1.38(5)      0.45(5)         200
9/30/98......... 1.50         0.12            150
3/31/99(6)...... 1.52(4)     (0.19)(4)         41
                                                                        Class B
                                                                        -------
7/06/94-
9/30/94(3)...... 2.15%(4)(5)  2.86%(4)(5)       8%
9/30/95......... 0.30(5)      4.48 (5)        230
9/30/96......... 1.58(5)      0.73 (5)        161
9/30/97......... 2.05(5)     (0.27)(5)        200
9/30/98......... 2.13        (0.52)           150
3/31/99(6)...... 2.15(4)     (0.83)(4)         41
                                                                        Class II
                                                                        --------
2/02/98-
9/30/98(3)......  $12.78    $(0.04)    $(0.13)     $(0.17)   $   --   $   --   $   --    $12.61    (1.33)%    $    963
3/31/99(6)......   12.61     (0.06)      3.82        3.76        --    (0.47)   (0.47)    15.90     30.42        4,039
                                                                        Class Z
                                                                        -------
4/15/98-
9/30/98(3)......  $14.35    $ 0.04     $(1.55)     $(1.51)   $   --   $   --   $   --    $12.84    (10.52)%   $     93
3/31/99(6)......   12.84      0.03       3.90        3.93        --    (0.47)   (0.47)    16.30     31.13          162
                                                                        Class II
                                                                        --------
2/02/98-
9/30/98(3)...... 2.15%(4)(5) (0.57)%(4)(5)    150%
3/31/99(6)...... 2.15(4)(5)  (0.86)(4)(5)      41
                                                                        Class Z
                                                                        -------
4/15/98-
9/30/98(3)...... 0.93%(4)(5)  0.57%(4)(5)     150%
3/31/99(6)...... 0.93(4)(5)   0.39(4)(5)       41

------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                     9/30/94 9/30/95 9/30/96 9/30/97 9/30/98 3/31/99
                     ------- ------- ------- ------- ------- -------
   Growth and
    Income Class A.    4.48%  2.96%   1.01%    .22%      --      --
   Growth and
    Income Class B.   20.35   5.07    1.14     .21       --      --
   Growth and
    Income Class
    II.............      --     --      --      --     6.99%   1.66%
   Growth and
    Income Class Z.      --     --      --      --    28.17   32.47

(6) Unaudited

See Notes to Financial Statements

 SunAmerica Equity Funds
 FINANCIAL HIGHLIGHTS - (continued)

                                                              "DOGS" OF WALL STREET FUND
                                                              --------------------------
                                         Net
                                     gain(loss)
                                     on invest-    Total    Dividends Distri-
                 Net Asset    Net    ments (both    from    from net  butions          Net Asset            Net Assets  Ratio of
                  Value,    invest-   realized    invest-    invest-   from    Total    Value,                end of    expenses
     Period      beginning   ment        and        ment      ment    capital distri-   end of     Total      period   to average
     Ended       of period income(1) unrealized) operations  income    gains  butions   period   Return(2)   (000's)   net assets
---------------- --------- --------- ----------- ---------- --------- ------- -------  --------- ---------  ---------- -----------
                                                                        Class A
                                                                        -------
6/08/98-
9/30/98(3)......  $12.50     $0.07     $(1.51)     $(1.44)   $   --    $ --   $   --    $11.06    (11.52)%   $16,672   0.95%(4)(5)
3/31/99(6)......   11.06      0.10       0.39        0.49     (0.13)     --    (0.13)    11.42      4.35      26,266   0.95(4)(5)
                                                                        Class B
                                                                        -------
6/08/98-
9/30/98(3)......  $12.50     $0.04     $(1.51)     $(1.47)   $   --    $ --   $   --    $11.03    (11.76)%   $19,734   1.60%(4)(5)
3/31/99(6)......   11.03      0.06       0.38        0.44     (0.08)     --    (0.08)    11.39      3.99      46,176   1.60(4)(5)
                                                                       Class II
                                                                       --------
6/08/98-
9/30/98(3)......  $12.50     $0.04     $(1.51)     $(1.47)   $   --    $ --   $   --    $11.03    (11.76)%   $20,108   1.60%(4)(5)
3/31/99(6)......   11.03      0.07       0.37        0.44     (0.08)     --    (0.08)    11.39      3.99      65,968   1.60(4)(5)
                                                              "DOGS" OF WALL STREET FUND
                                                              --------------------------
                 Ratio of net
                  investment
                    income
     Period       to average  Portfolio
     Ended        net assets  turnover
---------------- ------------ ---------
                                                                        Class A
                                                                        -------
6/08/98-
9/30/98(3)...... 1.78%(4)(5)       0%
3/31/99(6)...... 1.67(4)(5)       45
                                                                        Class B
                                                                        -------
6/08/98-
9/30/98(3)...... 1.39%(4)(5)       0%
3/31/99(6)...... 1.06(4)(5)       45
                                                                       Class II
                                                                       --------
6/08/98-
9/30/98(3)...... 1.45%(4)(5)       0%
3/31/99(6)...... 1.10(4)(5)       45

------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                   9/30/98 3/31/99
                                   ------- -------
   "Dogs" of Wall Street Class A.    .43%    .34%
   "Dogs" of Wall Street Class B.    .58     .35
   "Dogs" of Wall Street Class
    II...........................    .50     .33

(6) Unaudited

See Notes to Financial Statements

    SunAmerica Balanced Assets Fund
    PORTFOLIO OF INVESTMENTS -- March 31, 1999 (unaudited)

                                                                     Value
                  Security Description                    Shares   (Note 2)

-----------------------------------------------------------------------------
COMMON STOCK -- 68.1%
Aerospace & Military Technology -- 1.3%
 United Technologies Corp................................  40,000 $ 5,417,500
                                                                  -----------
Apparel & Textiles -- 0.2%
 Oakley, Inc.+........................................... 125,000     867,188
                                                                  -----------
Automotive -- 1.9%
 Daimler Chrysler AG.....................................  30,000   2,574,375
 Ford Motor Co...........................................  60,000   3,405,000
 General Motors Corp.....................................  25,000   2,171,875
                                                                  -----------
                                                                    8,151,250
                                                                  -----------
Banks -- 4.9%
 Bank of New York Co., Inc...............................  50,000   1,796,875
 Chase Manhattan Corp. ..................................  80,000   6,505,000
 First Union Corp........................................  75,000   4,007,812
 Mellon Bank Corp........................................  40,000   2,815,000
 Summit Bancorp.......................................... 150,000   5,850,000
                                                                  -----------
                                                                   20,974,687
                                                                  -----------
Broadcasting & Media -- 4.4%
 CBS Corp.+..............................................  90,000   3,684,375
 Clear Channel Communications, Inc.+.....................  50,000   3,353,125
 Comcast Corp., Class A+.................................  50,000   3,146,875
 MediaOne Group, Inc.+...................................  35,000   2,222,500
 Time Warner, Inc........................................  92,400   6,566,175
                                                                  -----------
                                                                   18,973,050
                                                                  -----------
Chemicals -- 0.5%
 du Pont (E.I.) de Nemours & Co..........................  40,000   2,322,500
                                                                  -----------
Computers & Business Equipment -- 7.5%
 Cisco Systems, Inc.+....................................  52,500   5,752,031
 Dell Computer Corp.+.................................... 140,000   5,722,500
 EMC Corp.+..............................................  70,000   8,942,500
 Hewlett-Packard Co......................................  45,000   3,051,563
 International Business Machines Corp....................  50,000   8,862,500
                                                                  -----------
                                                                   32,331,094
                                                                  -----------
Conglomerate -- 3.7%
 General Electric Co..................................... 120,000  13,275,000
 Schlumberger Ltd........................................  40,000   2,407,500
                                                                  -----------
                                                                   15,682,500
                                                                  -----------

                                                                       Value
                   Security Description                     Shares   (Note 2)

Department Stores -- 1.7%
 Wal-Mart Stores, Inc......................................  80,000 $ 7,375,000
                                                                    -----------
Electronics -- 3.6%
 Intel Corp................................................  55,000   6,551,875
 Motorola, Inc.............................................  38,000   2,783,500
 Texas Instruments, Inc....................................  60,000   5,955,000
                                                                    -----------
                                                                     15,290,375
                                                                    -----------
Energy Services -- 0.4%
 Halliburton Co............................................  50,000   1,925,000
                                                                    -----------
Energy Sources -- 2.8%
 Chevron Corp..............................................  40,000   3,537,500
 Mobil Corp................................................  55,000   4,840,000
 Royal Dutch Petroleum Co..................................  72,500   3,770,000
                                                                    -----------
                                                                     12,147,500
                                                                    -----------
Entertainment Products -- 0.1%
 Mattel, Inc...............................................  20,000     497,500
                                                                    -----------
Financial Services -- 8.6%
 American Express Co. .....................................  50,000   5,875,000
 Capital One Financial Corp................................  35,000   5,285,000
 Citigroup, Inc............................................  88,700   5,665,712
 Federal Home Loan Mortgage Corp...........................  27,000   1,542,375
 Merrill Lynch & Co., Inc. ................................  40,000   3,537,500
 Morgan Stanley, Dean Witter & Co..........................  50,000   4,996,875
 PaineWebber Group, Inc....................................  50,000   1,993,750
 Providian Financial Corp..................................  60,000   6,600,000
 Wells Fargo Co............................................  40,000   1,402,500
                                                                    -----------
                                                                     36,898,712
                                                                    -----------
Food, Beverage & Tobacco -- 1.2%
 Pepsi Bottling Group, Inc.................................  50,000   1,084,375
 Philip Morris Cos., Inc................................... 120,000   4,222,500
                                                                    -----------
                                                                      5,306,875
                                                                    -----------
Forest Products -- 0.7%
 Georgia-Pacific Corp......................................  41,000   3,044,250
                                                                    -----------
Household Products -- 1.0%
 Warner-Lambert Co.........................................  62,400   4,130,100
                                                                    -----------
Leisure & Tourism -- 0.5%
 Carnival Corp., Class A...................................  40,000   1,942,500
                                                                    -----------

    SunAmerica Balanced Assets Fund
    PORTFOLIO OF INVESTMENTS--March 31, 1999 (unaudited)--(continued)

                                                      Shares/
                                                  Principal Amount    Value
              Security Description                 (in thousands)    (Note 2)

-------------------------------------------------------------------------------
COMMON STOCK (continued)
Medical Products -- 3.2%
 Amgen, Inc.+....................................     470,000      $  5,241,250
 Genzyme Corp.+..................................      40,000         2,017,500
 Johnson & Johnson Co............................      67,000         6,277,063
                                                                   ------------
                                                                     13,535,813
                                                                   ------------
Pharmaceuticals -- 5.6%
 Biogen, Inc.+...................................      40,000         4,572,500
 Bristol-Myers Squibb Co.........................      30,000         1,929,375
 Merck & Co., Inc................................      80,000         6,415,000
 Pfizer, Inc.....................................      55,000         7,631,250
 Schering-Plough Corp............................      60,000         3,318,750
                                                                   ------------
                                                                     23,866,875
                                                                   ------------
Software -- 3.1%
 Microsoft Corp.+................................     150,000        13,443,750
                                                                   ------------
Specialty Retail -- 3.7%
 Dayton Hudson Corp..............................      45,000         2,998,125
 Gap, Inc........................................      97,500         6,562,969
 Home Depot, Inc.................................     100,000         6,225,000
                                                                   ------------
                                                                     15,786,094
                                                                   ------------
Telecommunications -- 5.3%
 AT&T Corp.......................................      95,000         7,582,187
 Lucent Technologies, Inc........................      50,000         5,387,500
 MCI WorldCom, Inc.+.............................     110,000         9,741,875
                                                                   ------------
                                                                     22,711,562
                                                                   ------------
Transportation -- 0.5%
 Burlington Northern Santa Fe Corp...............      60,000         1,972,500
                                                                   ------------
Utilities -- 1.7%
 Enron Corp......................................      80,000         5,140,000
 PECO Energy Co..................................      50,000         2,312,500
                                                                   ------------
                                                                      7,452,500
                                                                   ------------
Total Common Stock
 (cost $189,949,740).............................                   292,046,675
                                                                   ------------

BONDS & NOTES -- 10.8%
Aerospace & Military Technology -- 1.0%
 Lockheed Martin Corp.
  7.25% due 5/15/06..............................     $ 4,000         4,177,440
                                                                   ------------
Automotive -- 1.2%
 Chrysler Corp.
  7.45% due 3/01/27..............................       5,000         5,392,700
                                                                   ------------

                                                   Principal Amount    Value
               Security Description                 (in thousands)    (Note 2)

Banks -- 0.5%
 Chase Manhattan Corp.
  7.88% due 8/01/04..............................      $ 2,000      $  2,017,860
                                                                    ------------
Electronics -- 0.7%
 Texas Instruments, Inc.
  6.13% due 2/01/06..............................        3,000         2,926,200
                                                                    ------------
Financial Services -- 6.2%
 Bear Stearns Cos., Inc.
  6.63% due 1/15/04..............................        5,000         5,074,050
 CS First Boston Mortgage Securities Corp.
  6.48% due 5/17/08..............................        5,000         4,999,900
 Donaldson, Lufkin & Jenrette, Inc.
  6.88% due 11/01/05.............................        2,000         2,020,420
 Ford Motor Credit Co.
  8.00% due 6/15/02..............................        5,000         5,311,300
 Goldman Sachs Group-L. P.*
  6.60% due 7/15/02..............................        5,000         5,090,350
 Morgan Stanley, Dean Witter, Discover & Co.
  6.88% due 3/01/07..............................        4,000         4,116,360
                                                                    ------------
                                                                      26,612,380
                                                                    ------------
Food, Beverage & Tobacco -- 1.2%
 Hershey Foods Corp.
  7.20% due 8/15/27..............................        5,000         5,292,850
                                                                    ------------
Total Bonds & Notes
 (cost $44,866,514)..............................                     46,419,430
                                                                    ------------

U.S. GOVERNMENT AND AGENCIES -- 17.8%
 Federal National Mortgage Association -- 2.8%
 5.63% due 3/15/01...............................        5,000         5,038,300
 5.75% due 4/15/03--2/15/08......................        4,620         4,644,846
 6.50% due 9/01/10...............................        2,217         2,240,945
                                                                    ------------
                                                                      11,924,091
                                                                    ------------
 Overseas Private Investment Corp. -- 2.8%
 6.99% due 1/15/09...............................       11,665        12,029,065
                                                                    ------------
 Small Business Administration -- 1.1%
 6.30% due 6/01/18...............................        4,874         4,877,497
                                                                    ------------
 U.S. Treasury Bonds -- 1.3%
 5.25% due 11/15/28..............................        5,900         5,502,694
                                                                    ------------

    SunAmerica Balanced Assets Fund
    PORTFOLIO OF INVESTMENTS -- March 31, 1999 (unaudited) -- (continued)

                                                  Principal Amount    Value
              Security Description                 (in thousands)    (Note 2)

----------------------------------------------------
U.S. GOVERNMENT AND AGENCIES (continued)
 U.S. Treasury Notes -- 9.8%
 4.25% due 11/15/03.............................      $ 3,000      $  2,887,980
 4.63% due 11/30/00.............................       25,250        25,096,227
 4.75% due 2/15/04-11/15/08.....................       10,000         9,761,260
 5.63% due 5/15/01..............................        4,000         4,047,480
                                                                   ------------
                                                                     41,792,947
                                                                   ------------
Total U.S. Government and Agencies
 (cost $77,641,065).............................                     76,126,294
                                                                   ------------
Total Investment Securities -- 96.7%
 (cost $312,457,319)............................                    414,592,399
                                                                   ------------

REPURCHASE AGREEMENT -- 2.1%
 Joint Repurchase Agreement with State Street
  Bank & Trust Co. (Note 2) (cost $8,906,000)...        8,906         8,906,000
                                                                   ------------
TOTAL INVESTMENTS --
 (cost $321,363,319)............................         98.8%      423,498,399
Other assets less liabilities...................          1.2         5,150,073
                                                      -------      ------------
NET ASSETS --...................................        100.0%     $428,648,472
                                                      =======      ============

------
+ Non-income producing security.
* Resale restricted to qualified institutional buyers

See Notes to Financial Statements

    SunAmerica Blue Chip Growth Fund
    PORTFOLIO OF INVESTMENTS -- March 31, 1999 (unaudited)


                                                                       Value
                   Security Description                     Shares   (Note 2)

-------------------------------------------------------------------------------
COMMON STOCK -- 90.8%
Aerospace & Military Technology -- 1.4%
 United Technologies Corp. ................................  15,000 $ 2,031,563
                                                                    -----------
Apparel & Textiles -- 0.4%
 Oakley, Inc.+.............................................  95,000     659,063
                                                                    -----------
Automotive -- 3.2%
 Daimler Chrysler AG.......................................  15,000   1,287,187
 Ford Motor Co. ...........................................  40,000   2,270,000
 General Motors Corp. .....................................  12,000   1,042,500
                                                                    -----------
                                                                      4,599,687
                                                                    -----------
Banks -- 4.8%
 Bank of New York Co., Inc. ...............................  30,000   1,078,125
 Chase Manhattan Corp. ....................................  35,000   2,845,937
 Mellon Bank Corp. ........................................  20,000   1,407,500
 Summit Bancorp. ..........................................  40,000   1,560,000
                                                                    -----------
                                                                      6,891,562
                                                                    -----------
Broadcasting & Media -- 6.4%
 CBS Corp.+................................................  40,000   1,637,500
 Clear Channel Communications, Inc.+.......................  20,000   1,341,250
 Comcast Corp., Class A+...................................  25,000   1,573,437
 MediaOne Group, Inc. +....................................  30,000   1,905,000
 Time Warner, Inc. ........................................  40,000   2,842,500
                                                                    -----------
                                                                      9,299,687
                                                                    -----------
Chemicals -- 0.4%
 du Pont (E.I.) de Nemours & Co. ..........................  10,000     580,625
                                                                    -----------
Communication Equipment -- 1.1%
 Nokia Corp., Class A ADR..................................  10,000   1,598,100
                                                                    -----------
Computers & Business Equipment -- 11.5%
 Cisco Systems, Inc. +.....................................  30,000   3,286,875
 Dell Computer Corp.+......................................  60,000   2,452,500
 EMC Corp.+................................................  40,000   5,110,000
 Hewlett-Packard Co. ......................................  20,000   1,356,250
 International Business Machines Corp. ....................  25,000   4,431,250
                                                                    -----------
                                                                     16,636,875
                                                                    -----------
Conglomerate -- 3.9%
 General Electric Co. .....................................  40,000   4,425,000
 Schlumberger Ltd. ........................................  20,000   1,203,750
                                                                    -----------
                                                                      5,628,750
                                                                    -----------

                                                                       Value
                   Security Description                     Shares   (Note 2)

Department Stores -- 1.3%
 Wal-Mart Stores, Inc. ....................................  20,000 $ 1,843,750
                                                                    -----------
Electronics -- 5.5%
 Intel Corp. ..............................................  30,000   3,573,750
 Motorola, Inc. ...........................................  25,000   1,831,250
 Texas Instruments, Inc. ..................................  25,000   2,481,250
                                                                    -----------
                                                                      7,886,250
                                                                    -----------
Energy Services -- 0.5%
 Halliburton Co. ..........................................  20,000     770,000
                                                                    -----------
Energy Sources -- 3.2%
 Chevron Corp. ............................................  15,000   1,326,562
 Mobil Corp. ..............................................  25,000   2,200,000
 Royal Dutch Petroleum Co. ................................  20,000   1,040,000
                                                                    -----------
                                                                      4,566,562
                                                                    -----------
Entertainment Products -- 0.1%
 Mattel, Inc. .............................................   5,000     124,375
                                                                    -----------
Financial Services -- 10.3%
 American Express Co. .....................................  25,000   2,937,500
 Capital One Financial Corp. ..............................  20,000   3,020,000
 Citigroup, Inc. ..........................................  45,000   2,874,375
 Federal Home Loan Mortgage Corp. .........................  20,000   1,142,500
 Merrill Lynch & Co., Inc. ................................  20,000   1,768,750
 Morgan Stanley, Dean Witter & Co. ........................  20,000   1,998,750
 PaineWebber Group, Inc. ..................................  30,000   1,196,250
                                                                    -----------
                                                                     14,938,125
                                                                    -----------
Food, Beverage & Tobacco -- 1.6%
 Pepsi Bottling Group, Inc.................................  25,000     542,188
 Philip Morris Cos., Inc. .................................  50,000   1,759,375
                                                                    -----------
                                                                      2,301,563
                                                                    -----------
Forest Products -- 0.8%
 Georgia-Pacific Corp. ....................................  15,000   1,113,750
                                                                    -----------
Household Products -- 1.6%
 Warner-Lambert Co. .......................................  35,000   2,316,563
                                                                    -----------
Leisure & Tourism -- 1.3%
 Carnival Corp., Class A ..................................  40,000   1,942,500
                                                                    -----------

    SunAmerica Blue Chip Growth Fund
    PORTFOLIO OF INVESTMENTS -- March 31, 1999 (unaudited) -- (continued)


                                                                      Value
                   Security Description                    Shares    (Note 2)

-------------------------------------------------------------------------------
COMMON STOCK (continued)
Medical Products -- 4.5%
 Amgen, Inc.+.............................................  35,000 $  2,620,625
 Genzyme Corp.+...........................................  15,000      756,563
 Genzyme Molecular Oncology+..............................       1            3
 Johnson & Johnson Co. ...................................  33,000    3,091,687
                                                                   ------------
                                                                      6,468,878
                                                                   ------------
Pharmaceuticals -- 7.4%
 Biogen, Inc.+............................................  12,500    1,428,906
 Bristol-Myers Squibb Co. ................................  20,000    1,286,250
 Merck & Co., Inc. .......................................  35,000    2,806,563
 Pfizer, Inc. ............................................  25,000    3,468,750
 Schering-Plough Corp. ...................................  30,000    1,659,375
                                                                   ------------
                                                                     10,649,844
                                                                   ------------
Software -- 5.5%
 Microsoft Corp.+.........................................  60,000    5,377,500
 Yahoo!, Inc. ............................................  15,000    2,525,625
                                                                   ------------
                                                                      7,903,125
                                                                   ------------
Specialty Retail -- 4.5%
 Dayton Hudson Corp. .....................................  20,000    1,332,500
 Gap, Inc. ...............................................  45,000    3,029,062
 Home Depot, Inc. ........................................  35,000    2,178,750
                                                                   ------------
                                                                      6,540,312
                                                                   ------------
Telecommunications -- 6.6%
 AT&T Corp. ..............................................  42,500    3,392,031
 Lucent Technologies, Inc. ...............................  20,000    2,155,000
 MCI WorldCom, Inc.+......................................  45,000    3,985,313
                                                                   ------------
                                                                      9,532,344
                                                                   ------------
Transportation -- 0.7%
 Burlington Northern Santa Fe Corp. ......................  30,000      986,250
                                                                   ------------
Utilities -- 2.3%
 Enron Corp. .............................................  30,000    1,927,500
 PECO Energy Co. .........................................  30,000    1,387,500
                                                                   ------------
                                                                      3,315,000
                                                                   ------------
Total Investment Securities -- 90.8%
 (cost $88,941,572).......................................          131,125,103
                                                                   ------------

                                                 Principal Amount    Value
              Security Description                (in thousands)    (Note 2)

REPURCHASE AGREEMENT -- 10.2%
 Joint Repurchase Agreement with State Street
 Bank & Trust Co. (Note 2)
 (cost $14,780,000).............................     $14,780      $ 14,780,000
                                                                  ------------
TOTAL INVESTMENTS --
 (cost $103,721,572)............................       101.0%      145,905,103
Liabilities in excess of other assets...........        (1.0)       (1,488,986)
                                                     -------      ------------
NET ASSETS --...................................       100.0%     $144,416,117
                                                     =======      ============

------
+ Non-income producing security
ADR ("American Depository Receipt")

See Notes to Financial Statements

    SunAmerica Mid-Cap Growth Fund
    PORTFOLIO OF INVESTMENTS -- March 31, 1999 (unaudited)


                                                                       Value
                   Security Description                     Shares   (Note 2)

-------------------------------------------------------------------------------
COMMON STOCK -- 90.3%
Banks -- 3.1%
 Compass Bancshares, Inc. .................................  15,000 $   517,500
 Imperial Bancorp..........................................  20,000     342,500
 National Commerce Bancorp.................................  15,000     342,188
 North Fork Bancorp., Inc. ................................  40,000     845,000
                                                                    -----------
                                                                      2,047,188
                                                                    -----------
Broadcasting & Media -- 8.7%
 AT&T Corp.- Liberty Media Group+..........................  20,000   1,052,500
 Comcast Corp, Class A+....................................  15,000     944,062
 Outdoor Systems, Inc.+....................................  25,000     750,000
 SFX Entertainment, Inc., Class A+.........................  10,000     645,625
 USA Networks, Inc.+.......................................  14,800     530,025
 Ziff-Davis, Inc.+.........................................  80,000   1,720,000
                                                                    -----------
                                                                      5,642,212
                                                                    -----------
Business Services -- 7.2%
 CMG Information Services, Inc.+...........................   5,400     988,538
 Corporate Executive Board Co.+............................   1,000      26,375
 Paychex, Inc. ............................................   7,500     355,781
 Professional Detailing, Inc.+.............................  20,000     523,750
 USWeb Corp. +.............................................  40,000   1,650,000
 Valley Media, Inc.+ ......................................  50,000   1,137,500
                                                                    -----------
                                                                      4,681,944
                                                                    -----------
Computers & Business Equipment-- 7.2%
 EMC Corp.+................................................  20,000   2,555,000
 Micron Technology, Inc.+ .................................   5,000     241,250
 Network Appliance, Inc. +.................................  20,000   1,012,500
 Quantum Corp.+............................................  15,000     270,000
 Seagate Technology, Inc.+.................................  20,000     591,250
                                                                    -----------
                                                                      4,670,000
                                                                    -----------
Electronics -- 3.9%
 Flextronics International Ltd.+...........................  10,000     510,000
 Intel Corp. ..............................................   5,000     595,625
 Lam Research Corp.+.......................................  15,000     435,000
 MKS Instruments, Inc.+ ...................................  30,000     401,250
 Raytheon Co., Class B.....................................  10,000     586,250
                                                                    -----------
                                                                      2,528,125
                                                                    -----------
Energy Services -- 3.4%
 Baker Hughes, Inc. .......................................  30,000     729,375
 Diamond Offshore Drilling, Inc. ..........................  10,000     316,250
 Global Industries Ltd.+...................................  10,000     101,250
 Halliburton Co. ..........................................  10,000     385,000
 Niagara Mohawk Holdings, Inc. +...........................  30,000     403,125

                                                                       Value
                   Security Description                     Shares   (Note 2)

Energy Services (continued)
 Weatherford International, Inc.+ .........................  10,000 $   261,250
                                                                    -----------
                                                                      2,196,250
                                                                    -----------
Energy Sources -- 1.3%
 Exxon Corp. ..............................................   5,000     352,813
 Vastar Resources, Inc. ...................................  10,000     477,500
                                                                    -----------
                                                                        830,313
                                                                    -----------
Financial Services -- 6.2%
 Bear Stearns Cos., Inc. ..................................  10,500     469,219
 Capital One Financial Corp. ..............................   5,000     755,000
 Federal Home Loan Mortgage Corp. .........................  10,000     571,250
 GreenPoint Financial Corp. ...............................  20,000     695,000
 Knight/Trimark Group, Inc. +..............................  10,000     670,000
 Lehman Brothers Holdings, Inc. ...........................  15,000     896,250
                                                                    -----------
                                                                      4,056,719
                                                                    -----------
Health Services -- 0.5%
 MedQuist, Inc. +..........................................  10,000     300,000
                                                                    -----------
Household Products -- 1.0%
 Warner-Lambert Co. .......................................  10,000     661,875
                                                                    -----------
Insurance -- 1.2%
 AFLAC, Inc. ..............................................  15,000     816,563
                                                                    -----------
Leisure & Tourism -- 0.5%
 Ticketmaster Online CitySearch + .........................  10,800     363,150
                                                                    -----------
Medical Products -- 5.7%
 Amgen, Inc.+..............................................  10,000     748,750
 Bard (C.R.), Inc. ........................................  10,000     504,375
 Chiron Corp.+.............................................  15,000     329,062
 Covance, Inc.+............................................  10,000     250,625
 Genzyme Molecular Oncology +..............................       1           3
 Genzyme Corp.+............................................  15,000     756,562
 Invitrogen Corp.+ ........................................  20,300     261,363
 Millenium Pharmaceuticals, Inc. ..........................  20,000     625,000
 Zonagen, Inc.+............................................  10,000     215,000
                                                                    -----------
                                                                      3,690,740
                                                                    -----------
Pharmaceuticals -- 8.3%
 American Home Products Corp. .............................  11,000     717,750
 Biogen, Inc.+.............................................   2,500     285,781
 Gilead Sciences, Inc.+....................................  15,000     682,500
 Medicis Pharmaceutical Corp., Class A+....................  10,000     300,000
 Merck & Co., Inc. ........................................  10,000     801,875
 Pharmacia & Upjohn, Inc. .................................  17,000   1,060,375
 Schering-Plough Corp. ....................................  20,000   1,106,250
 Watson Pharmaceuticals, Inc.+.............................  10,000     441,250
                                                                    -----------
                                                                      5,395,781
                                                                    -----------

    SunAmerica Mid-Cap Growth Fund
    PORTFOLIO OF INVESTMENTS -- March 31, 1999 (unaudited) -- (continued)


                                                                       Value
                    Security Description                     Shares   (Note 2)

--------------------------------------------------------------------------------
COMMON STOCK (continued)
Restaurants -- 0.8%
 Darden Restaurants, Inc. .................................. 25,000 $    515,625
                                                                    ------------
Software -- 18.0%
 America Online, Inc. +..................................... 25,000    3,650,000
 Catapult Communications Corp.+.............................  5,000       69,375
 CheckFree Holdings Corp.+.................................. 10,000      425,625
 Citrix Systems, Inc. +..................................... 20,000      762,500
 Excite, Inc.+.............................................. 10,000    1,400,000
 Intraware, Inc.+...........................................  5,000      200,312
 Macromedia, Inc.+.......................................... 20,000      906,250
 Microsoft Corp.+........................................... 20,000    1,792,500
 Novell, Inc.+.............................................. 40,000    1,007,500
 Siebel Systems, Inc.+...................................... 30,000    1,425,000
 Spyglass, Inc.+............................................ 10,000       90,000
                                                                    ------------
                                                                      11,729,062
                                                                    ------------
Specialty Retail -- 3.5%
 Abercrombie & Fitch Co.+................................... 10,000      920,000
 CVS Corp. ................................................. 15,000      712,500
 Dayton Hudson Corp. ....................................... 10,000      666,250
 RoweCom, Inc. +............................................    100        4,362
                                                                    ------------
                                                                       2,303,112
                                                                    ------------
Telecommunications -- 8.2%
 AT&T Corp. ................................................ 15,514    1,238,211
 CIENA Corp.+............................................... 20,000      450,000
 EchoStar Communications Corp.,
  Class A+.................................................. 15,000    1,224,375
 Intermedia Communications, Inc.+........................... 25,000      665,625
 MCI WorldCom, Inc.+........................................ 20,000    1,771,250
                                                                    ------------
                                                                       5,349,461
                                                                    ------------
Transportation -- 0.5%
 Airborne Freight Corp. .................................... 10,000      311,250
                                                                    ------------
Utilities -- 1.1%
 Montana Power Co. ......................................... 10,000      735,625
                                                                    ------------
Total Investment Securities -- 90.3%
 (cost $40,702,363).........................................          58,824,995
                                                                    ------------

                                                  Principal Amount    Value
              Security Description                 (in thousands)    (Note 2)

REPURCHASE AGREEMENT -- 11.2%
 Joint Repurchase Agreement with State Street
  Bank & Trust Co. (Note 2)
 (cost $7,285,000)..............................      $ 7,285      $  7,285,000
                                                                   ------------
TOTAL INVESTMENTS --
 (cost $47,987,363).............................        101.5%       66,109,995
Liabilities in excess of other assets...........         (1.5)         (973,369)
                                                      -------      ------------
NET ASSETS --...................................        100.0%     $ 65,136,626
                                                      =======      ============

------
+Non-income producing security

See Notes to Financial Statements

    SunAmerica Small Company Growth Fund
    PORTFOLIO OF INVESTMENTS -- March 31, 1999 (unaudited)



                                                                       Value
                   Security Description                     Shares   (Note 2)

-------------------------------------------------------------------------------
COMMON STOCK -- 88.1%
Aerospace & Military Technology-- 0.9%
 Heico Corp., Class A......................................  98,500 $ 2,105,438
                                                                    -----------
Apparel & Textiles -- 1.6%
 Gerber Childrenswear, Inc.+...............................  50,900     321,306
 Gucci Group NV+...........................................  29,300   2,358,650
 Oakley, Inc.+............................................. 150,000   1,040,625
                                                                    -----------
                                                                      3,720,581
                                                                    -----------
Automotive -- 0.2%
 Autobytel.com, Inc.+......................................  11,400     477,375
                                                                    -----------
Banks -- 0.5%
 Hamilton Bancorp, Inc.+...................................  47,000   1,216,125
                                                                    -----------
Broadcasting & Media -- 8.1%
 Cablevision Systems Corp, Class A+........................  36,600   2,712,975
 Cinar Films, Inc., Class B+............................... 108,400   2,493,200
 Clear Channel Communications, Inc.+.......................  40,700   2,729,444
 Comcast Corp, Class A+....................................  36,200   2,278,337
 Infinity Broadcasting Corp., Class A+.....................  23,500     605,125
 Jacor Communications, Inc.+...............................  31,700   2,409,200
 USA Networks, Inc.+.......................................  42,500   1,522,031
 Ziff-Davis, Inc.+.........................................  22,800     820,800
 Ziff-Davis, Inc.+......................................... 171,000   3,676,500
                                                                    -----------
                                                                     19,247,612
                                                                    -----------
Business Services -- 14.2%
 AnswerThink Consulting Group+.............................  85,000   2,380,000
 Cambridge Technology Partners, Inc.+...................... 100,000   1,387,500
 CMG Information Services, Inc.+...........................  15,000   2,745,937
 DoubleClick, Inc.+........................................  12,400   2,257,575
 Entrust Technologies, Inc.+............................... 102,700   3,466,125
 HA-LO Industries, Inc.+...................................  82,800   1,019,475
 Mac-Gray Corp.+...........................................  97,000     891,188
 META Group, Inc.+.........................................  37,800     581,175
 Network Solutions, Inc.+..................................  24,400   2,580,300
 Paychex, Inc. ............................................  26,000   1,233,375
 RCM Technologies, Inc.+................................... 125,800   1,383,800
 Snyder Communications, Inc.+..............................  52,000   1,449,500
 The Kroll-O'Gara Co.+..................................... 133,600   3,623,900
 USWeb Corp.+.............................................. 105,000   4,331,250
 VeriSign, Inc.+...........................................  22,200   3,418,800
 VerticalNet, Inc.+ .......................................   9,700   1,007,588
                                                                    -----------
                                                                     33,757,488
                                                                    -----------


                                                                       Value
                   Security Description                     Shares   (Note 2)

Communication Equipment -- 1.3%
 At Home Corp., Series A+..................................  16,600 $ 2,614,500
 AVT Corp.+................................................  25,000     596,875
                                                                    -----------
                                                                      3,211,375
                                                                    -----------
Computers & Business Equipment-- 1.0%
 Brightstar Information+...................................  25,000      96,875
 Network Appliance, Inc.+..................................  44,100   2,232,563
                                                                    -----------
                                                                      2,329,438
                                                                    -----------
Education -- 2.1%
 Caliber Learning Network, Inc.+...........................  23,600      94,400
 Career Education Corp.+...................................  50,000   1,731,250
 ITT Educational Services, Inc.+...........................  52,500   1,972,031
 Sylvan Learning Systems, Inc.+............................  49,000   1,341,375
                                                                    -----------
                                                                      5,139,056
                                                                    -----------
Energy Services -- 6.4%
 BJ Services Co.+.......................................... 122,000   2,859,375
 Diamond Offshore Drilling, Inc. ..........................  68,400   2,163,150
 Friede Goldman International, Inc.+.......................  90,100   1,441,600
 Niagara Mohawk Holdings, Inc.............................. 100,000   1,343,750
 Offshore Logistics, Inc. ................................. 124,500   1,447,313
 Smith International, Inc.+................................  70,800   2,832,000
 Transocean Offshore, Inc. ................................  40,400   1,164,025
 Weatherford International, Inc.+..........................  76,700   2,003,787
                                                                    -----------
                                                                     15,255,000
                                                                    -----------
Financial Services -- 2.6%
 Hibernia Corp., Class A...................................  44,000     577,500
 Morgan Stanley, Dean Witter & Co. ........................  27,500   2,748,281
 Multex.com, Inc.+.........................................  29,700   1,856,250
 Raymond James Financial, Inc. ............................  57,100   1,127,725
                                                                    -----------
                                                                      6,309,756
                                                                    -----------
Health Services -- 3.1%
 Alternative Living Services, Inc.+........................ 115,000   2,300,000
 HealthCare Financial Partners, Inc.+......................  48,600   1,269,675
 MedQuist, Inc.+...........................................  40,000   1,200,000
 Sunrise Assisted Living, Inc.+............................  59,000   2,688,188
                                                                    -----------
                                                                      7,457,863
                                                                    -----------
Housing -- 1.2%
 D.R. Horton, Inc. ........................................  68,800   1,152,400
 Mohawk Industries, Inc.+..................................  46,600   1,398,000
 Restoration Hardware, Inc.+...............................  13,300     292,600
                                                                    -----------
                                                                      2,843,000
                                                                    -----------


    SunAmerica Small Company Growth Fund
PORTFOLIO OF INVESTMENTS -- March 31, 1999 (unaudited) -- (continued)



                                                                       Value
                    Security Description                     Shares   (Note 2)
-------------------------------------------------------------------------------
COMMON STOCK (continued)
Leisure & Tourism -- 2.0%
 Penske Motorsports, Inc.+..................................  24,500 $  863,625
 Steiner Leisure Ltd.+......................................  48,600  1,494,450
 Ticketmaster Online CitySearch+............................  54,500  1,832,563
 Travel Services International, Inc.+.......................  50,600    531,300
                                                                     ----------
                                                                      4,721,938
                                                                     ----------

Medical Products -- 2.7%
 Alkermes, Inc.+............................................  71,500  1,948,375
 Invitrogen Corp. +.........................................  97,900  1,260,463
 MedImmune, Inc.+...........................................  53,400  3,160,612
                                                                     ----------
                                                                      6,369,450
                                                                     ----------
Pharmaceuticals -- 1.4%
 GelTex Pharmaceuticals, Inc.+..............................  75,000  1,054,688
 Sepracor, Inc.+............................................  19,700  2,211,325
                                                                     ----------
                                                                      3,266,013
                                                                     ----------
Pollution Control -- 0.6%
 Allied Waste Industries, Inc.+.............................  99,000  1,429,313
                                                                     ----------
Restaurants -- 0.8%
 Outback Steakhouse, Inc.+..................................  60,000  1,965,000
                                                                     ----------
Software -- 20.1%
 Allaire Corp.+.............................................  30,000  2,040,000
 America Online, Inc.+......................................  45,800  6,686,800
 Beyond.com Corp.+..........................................  39,000  1,044,881
 BroadVision, Inc.+.........................................  64,000  3,824,000
 Critical Path, Inc.+.......................................  15,900  1,224,300
 Excite, Inc.+..............................................  19,800  2,772,000
 Fundtech Ltd.+.............................................  75,000  2,259,375
 Infoseek Corp.+............................................  24,900  1,842,600
 Inktomi Corp.+.............................................  36,800  3,155,600
 Legato Systems, Inc.+......................................  49,900  2,576,087
 Lycos, Inc.+...............................................  13,700  1,179,056
 Macromedia, Inc.+..........................................  25,100  1,137,344
 Micromuse, Inc.+...........................................  76,100  3,500,600
 NetGravity, Inc.+..........................................  55,600  2,300,450
 ONYX Software Corp.+.......................................  23,200    907,700
 RealNetworks, Inc.+........................................  19,000  2,321,562
 Spyglass, Inc.+............................................ 100,000    900,000


                                                                       Value
                   Security Description                     Shares   (Note 2)
Software (continued)
 Vignette Corp.+...........................................  33,000 $ 2,483,250
 Yahoo!, Inc.+*............................................  34,500   5,808,937
                                                                    -----------
                                                                     47,964,542
                                                                    -----------

Specialty Retail -- 7.0%
 Abercrombie & Fitch Co.+..................................  48,600   4,471,200
 Action Performance Cos., Inc.+............................ 124,500   3,750,563
 Claire's Stores, Inc. ....................................  34,000   1,022,040
 Home Depot, Inc. .........................................  27,000   1,680,750
 Krause's Furniture, Inc.+................................. 150,100     272,056
 Movado Group, Inc. .......................................  42,800   1,070,000
 Priceline.com, Inc.+......................................   1,500     124,313
 Sotheby's Holdings, Inc. .................................  62,100   2,010,487
 Sunglass Hut International, Inc.+......................... 210,000   2,205,000
                                                                    -----------
                                                                     16,606,409
                                                                    -----------
Telecommunications -- 8.1%
 Covad Communications Group, Inc.+.........................  20,000   1,315,000
 DSET Corp.+............................................... 243,500   2,830,687
 EchoStar Communications Corp., Class A+...................  19,000   1,550,875
 Frontier Corp. ...........................................  53,500   2,775,313
 GST Telecommunications, Inc.+............................. 355,400   3,887,187
 ICG Communications, Inc.+.................................  30,500     610,000
 Intermedia Communications, Inc.+..........................  70,800   1,885,050
 Qwest Communications International, Inc.+.................  44,800   3,229,800
 Saville Systems PLC ADR+..................................  96,100   1,177,225
                                                                    -----------
                                                                     19,261,137
                                                                    -----------
Telephone -- 1.0%
 Century Telephone Enterprises, Inc. ......................  35,100   2,465,775
                                                                    -----------
Transportation -- 1.2%
 Oshkosh Truck Corp. ......................................  85,000   2,762,500
                                                                    -----------

Total Common Stock
 (cost $156,571,509).......................................         209,882,184
                                                                    -----------

    SunAmerica Small Company Growth Fund
    PORTFOLIO OF INVESTMENTS -- March 31, 1999 (unaudited) -- (continued)

                                                     Contracts/
                                                     Principal
                                                       Amount        Value
               Security Description                (in thousands)   (Note 2)

---------------------------------------------------
OPTIONS -- 0.2%
Put Options -- 0.0%
 America Online, Inc. exp. 4/99...................    $   456     $     62,700
                                                                  ------------
Call Options -- 0.2%
 Compaq Computer Corp. exp. 4/99..................      1,607          150,656
 Microsoft Corp. exp. 5/99........................        230          365,125
 Utility Index exp. 4/99..........................        230           24,438
                                                                  ------------
                                                                       540,219
                                                                  ------------
Total Options
 (cost $1,216,449)................................                     602,919
                                                                  ------------
Total Investment Securities -- 88.3%
 (cost $157,787,958)..............................                 210,485,103
                                                                  ------------

REPURCHASE AGREEMENT -- 16.0%
 Joint Repurchase Agreement with State Street Bank
  & Trust Co. (Note 2) (cost $38,019,000).........    $38,019       38,019,000
                                                                  ------------
TOTAL INVESTMENTS --
 (cost $195,806,958)..............................      104.3%     248,504,103
Total written call options........................       (0.3)        (599,725)
Liabilities in excess of other assets.............       (4.0)      (9,744,143)
                                                      -------     ------------
NET ASSETS --.....................................      100.0%    $238,160,235
                                                      =======     ============

------
 +   Non-income producing security
 * The security or a portion thereof has been segregated as collateral for the written option contracts.
ADR  ("American Depository Receipt")

Open Covered Written Call Options

                                                      Expiration Strike
               Call Options                 Contracts    Date    Price   Value
               ------------                 --------- ---------- ------ --------
Yahoo!, Inc................................    298       4/99     $155  $599,725
                                                                        --------
Total Open Covered Written Call Options
 (proceeds $497,178)................................................... $599,725
                                                                        ========

See Notes to Financial Statements

    SunAmerica Growth and Income Fund
    PORTFOLIO OF INVESTMENTS -- March 31, 1999 (unaudited)



                                                                     Value
                  Security Description                    Shares   (Note 2)

-----------------------------------------------------------------------------
COMMON STOCK -- 92.1%
Automotive -- 2.3%
 DaimlerChrysler AG......................................  15,000 $ 1,287,188
 Ford Motor Co. .........................................  40,000   2,270,000
 General Motors Corp. ...................................  12,000   1,042,500
                                                                  -----------
                                                                    4,599,688
                                                                  -----------
Banks -- 4.3%
 Bank of New York Co., Inc. .............................  30,000   1,078,125
 Chase Manhattan Corp. ..................................  32,000   2,602,000
 First Union Corp. ......................................  35,000   1,870,312
 Mellon Bank Corp. ......................................  25,000   1,759,375
 Summit Bancorp..........................................  30,000   1,170,000
                                                                  -----------
                                                                    8,479,812
                                                                  -----------
Broadcasting & Media -- 6.1%
 CBS Corp.+..............................................  45,300   1,854,469
 Clear Channel Communications, Inc.+.....................  25,000   1,676,562
 Comcast Corp, Class A+..................................  30,000   1,888,125
 MediaOne Group, Inc.+...................................  50,000   3,175,000
 Time Warner, Inc. ......................................  50,000   3,553,125
                                                                  -----------
                                                                   12,147,281
                                                                  -----------
Chemicals -- 0.6%
 du Pont (E.I.) de Nemours & Co. ........................  20,000   1,161,250
                                                                  -----------
Computers & Business Equipment -- 10.0%
 Cisco Systems, Inc.+....................................  30,000   3,286,875
 Dell Computer Corp.+....................................  70,000   2,861,250
 EMC Corp.+..............................................  50,000   6,387,500
 Hewlett-Packard Co. ....................................  23,500   1,593,594
 Honeywell, Inc. ........................................  15,000   1,137,187
 International Business Machines
  Corp. .................................................  25,000   4,431,250
                                                                  -----------
                                                                   19,697,656
                                                                  -----------
Conglomerate -- 4.8%
 General Electric Co. ...................................  55,000   6,084,375
 Schlumberger Ltd. ......................................  20,000   1,203,750
 Tyco International Ltd. ................................  30,000   2,152,500
                                                                  -----------
                                                                    9,440,625
                                                                  -----------
Department Stores -- 1.4%
 Wal-Mart Stores, Inc. ..................................  30,000   2,765,625
                                                                  -----------
Electronics -- 4.6%
 Intel Corp. ............................................  30,000   3,573,750
 Motorola, Inc. .........................................  35,000   2,563,750
 Texas Instruments, Inc. ................................  30,000   2,977,500
                                                                  -----------
                                                                    9,115,000
                                                                  -----------



                                                                       Value
                   Security Description                     Shares   (Note 2)

Energy Services -- 0.4%
 Halliburton Co. ..........................................  20,500 $   789,250
                                                                    -----------
Energy Sources -- 3.8%
 Chevron Corp. ............................................  15,000   1,326,563
 Exxon Corp. ..............................................  27,000   1,905,187
 Mobil Corp. ..............................................  30,000   2,640,000
 Royal Dutch Petroleum Co..................................  30,000   1,560,000
                                                                    -----------
                                                                      7,431,750
                                                                    -----------
Entertainment Products -- 0.4%
 Mattel, Inc. .............................................  35,000     870,625
                                                                    -----------
Financial Services -- 11.8%
 American Express Co. .....................................  35,000   4,112,500
 Associates First Capital Corp., Class A...................  30,000   1,350,000
 Capital One Financial Corp. ..............................  20,000   3,020,000
 Citigroup, Inc. ..........................................  53,700   3,430,087
 Federal Home Loan Mortgage Corp. .........................  30,000   1,713,750
 Federal National Mortgage Association.....................  35,000   2,423,750
 Household International, Inc. ............................  45,000   2,053,125
 Merrill Lynch & Co., Inc. ................................  25,000   2,210,938
 Morgan Stanley, Dean Witter & Co. ........................  30,000   2,998,125
                                                                    -----------
                                                                     23,312,275
                                                                    -----------
Food, Beverage & Tobacco -- 3.1%
 Anheuser-Busch Cos., Inc. ................................  40,000   3,047,500
 Pepsi Bottling Group, Inc. ...............................  26,000     563,875
 Philip Morris Cos, Inc. ..................................  70,000   2,463,125
                                                                    -----------
                                                                      6,074,500
                                                                    -----------
Forest Products -- 0.8%
 Georgia-Pacific Corp. ....................................  20,000   1,485,000
                                                                    -----------
Household Products -- 1.3%
 Warner-Lambert Co. .......................................  40,000   2,647,500
                                                                    -----------
Insurance -- 0.6%
 The Hartford Financial Services
  Group, Inc. .............................................  20,000   1,136,250
                                                                    -----------
Leisure & Tourism -- 1.0%
 Carnival Corp, Class A....................................  40,000   1,942,500
                                                                    -----------
Medical Products -- 4.9%
 Amgen, Inc.+..............................................  45,000   3,369,375
 Bard (C.R.), Inc. ........................................  30,000   1,513,125
 Genzyme Corp.+............................................  15,000     756,562
 Genzyme Molecular Oncology+...............................       1           3
 Johnson & Johnson Co. ....................................  44,000   4,122,250
                                                                    -----------
                                                                      9,761,315
                                                                    -----------

    SunAmerica Growth and Income Fund
    PORTFOLIO OF INVESTMENTS -- March 31, 1999 (unaudited) -- (continued)



                                                                      Value
                   Security Description                    Shares    (Note 2)

-------------------------------------------------------------------------------
COMMON STOCK (continued)
Metals & Mining -- 0.7%
 Martin Marietta Materials, Inc. .........................  25,000 $  1,426,563
                                                                   ------------
Pharmaceuticals -- 10.3%
 Abbott Laboratories, Inc.+...............................  45,000    2,106,563
 American Home Products Corp. ............................  40,000    2,610,000
 Biogen, Inc.+............................................  20,000    2,286,250
 Bristol-Myers Squibb Co. ................................  20,000    1,286,250
 Merck & Co., Inc. .......................................  40,000    3,207,500
 Pfizer, Inc. ............................................  33,400    4,634,250
 Pharmacia & Upjohn, Inc. ................................  42,300    2,638,462
 Schering-Plough Corp. ...................................  30,000    1,659,375
                                                                   ------------
                                                                     20,428,650
                                                                   ------------
Restaurants -- 1.6%
 McDonald's Corp. ........................................  70,000    3,171,875
                                                                   ------------
Software -- 3.6%
 Microsoft Corp.+.........................................  80,000    7,170,000
                                                                   ------------
Specialty Retail -- 3.3%
 Dayton Hudson Corp. .....................................  15,000      999,375
 Gap, Inc. ...............................................  45,000    3,029,063
 Home Depot, Inc. ........................................  40,000    2,490,000
                                                                   ------------
                                                                      6,518,438
                                                                   ------------
Telecommunications -- 6.7%
 AT&T Corp. ..............................................  42,500    3,392,031
 GTE Corp. ...............................................  30,000    1,815,000
 Lucent Technologies, Inc. ...............................  20,000    2,155,000
 MCI WorldCom, Inc.+......................................  50,000    4,428,125
 SBC Communications, Inc. ................................  30,000    1,413,750
                                                                   ------------
                                                                     13,203,906
                                                                   ------------
Transportation -- 0.6%
 Burlington Northern, Inc. ...............................  39,000    1,282,125
                                                                   ------------
Utilities -- 3.1%
 Energy East Corp. .......................................  25,000    1,314,063
 Enron Corp. .............................................  45,000    2,891,250
 PECO Energy Co. .........................................  40,000    1,850,000
                                                                   ------------
                                                                      6,055,313
                                                                   ------------
Total Common Stock
 (cost $134,362,840)......................................          182,114,772
                                                                   ------------



                                                   Principal Amount    Value
               Security Description                 (in thousands)    (Note 2)
U.S. TREASURY BONDS -- 1.8%
 5.25% due 2/15/29
  (cost $3,548,416)..............................      $ 3,750      $  3,544,912
                                                                    ------------
Total Investment Securities -- 93.9%
 (cost $137,911,256).............................                    185,659,684
                                                                    ------------
REPURCHASE AGREEMENT -- 5.1%
 Joint Repurchase Agreement with
  State Street Bank & Trust Co.
  (Note 2)
 (cost $10,123,000)..............................       10,123        10,123,000
                                                                    ------------
TOTAL INVESTMENTS --
 (cost $148,034,256).............................         99.0%      195,782,684
Other assets less liabilities....................          1.0         2,069,950
                                                       -------      ------------
NET ASSETS --....................................        100.0%     $197,852,634
                                                       =======      ============

------
+ Non-income producing security

See Notes to Financial Statements

    SunAmerica "Dogs" of Wall Street Fund
    PORTFOLIO OF INVESTMENTS -- March 31, 1999 (unaudited)



                                                                      Value
                   Security Description                    Shares    (Note 2)

-------------------------------------------------------------------------------
COMMON STOCK -- 99.6%
Automotive -- 14.3%
 Cooper Tire & Rubber Co. ................................ 250,645 $  4,605,602
 General Motors Corp. ....................................  68,078    5,914,276
 Genuine Parts Co. ....................................... 150,192    4,327,407
 Goodyear Tire & Rubber Co. ..............................  98,818    4,922,372
                                                                   ------------
                                                                     19,769,657
                                                                   ------------
Business Services -- 3.0%
 Bemis Co., Inc. ......................................... 133,758    4,154,858
                                                                   ------------
Chemicals -- 10.1%
 Air Products & Chemicals, Inc. .......................... 129,191    4,424,792
 du Pont (E.I.) de Nemours & Co. .........................  89,573    5,200,832
 Nalco Chemical Co. ...................................... 166,568    4,424,463
                                                                   ------------
                                                                     14,050,087
                                                                   ------------
Conglomerate -- 3.3%
 National Service Industries, Inc. ....................... 134,438    4,579,294
                                                                   ------------
Department Stores -- 3.5%
 May Department Stores Co. ............................... 123,498    4,831,840
                                                                   ------------
Electronics -- 3.1%
 Emerson Electric Co. ....................................  80,741    4,274,227
                                                                   ------------
Energy Sources -- 7.6%
 Chevron Corp. ...........................................  58,979    5,215,955
 Royal Dutch Petroleum Co................................. 102,385    5,324,020
                                                                   ------------
                                                                     10,539,975
                                                                   ------------
Entertainment Products -- 3.2%
 Eastman Kodak Co. .......................................  69,084    4,412,740
                                                                   ------------
Financial Services -- 4.1%
 J.P. Morgan & Co., Inc. .................................  46,297    5,711,892
                                                                   ------------
Food, Beverage & Tobacco -- 20.5%
 Bestfoods................................................  91,217    4,287,199
 ConAgra, Inc. ........................................... 155,182    3,966,840
 H.J. Heinz & Co. ........................................  87,310    4,136,311
 Kellogg Co. ............................................. 145,517    4,920,294
 Philip Morris Cos., Inc. ................................  91,113    3,206,039
 UST, Inc. ............................................... 144,722    3,780,862
 Winn Dixie Stores, Inc. ................................. 110,195    4,118,538
                                                                   ------------
                                                                     28,416,083
                                                                   ------------



                                                                      Value
                  Security Description                    Shares     (Note 2)

Forest Products -- 3.5%
 International Paper Co. ................................ 113,505  $  4,788,492
                                                                   ------------

Household Products -- 3.1%
 International Flavors & Fragrances, Inc. ............... 113,016     4,245,163
                                                                   ------------
Housing -- 4.1%
 Newell Rubbermaid, Inc. ................................ 120,874     5,741,515
                                                                   ------------
Machinery -- 3.6%
 Caterpillar, Inc. ...................................... 108,689     4,992,901
                                                                   ------------
Metals & Mining -- 3.5%
 Minnesota Mining & Manufacturing Co. ...................  67,849     4,800,317
                                                                   ------------
Specialty Retail -- 2.3%
 American Greetings Corp., Class A....................... 123,950     3,145,231
                                                                   ------------
Telecommunications -- 3.7%
 Alltel Corp. ...........................................  83,105     5,183,674
                                                                   ------------
Transportation -- 3.1%
 Norfolk Southern Corp. ................................. 160,188     4,224,959
                                                                   ------------
Total Investment Securities -- 99.6%
 (cost $148,625,648).....................................           137,862,905
                                                                   ------------
TOTAL INVESTMENTS --
 (cost $148,625,648).....................................    99.6%  137,862,905
Other assets less liabilities............................     0.4       547,614
                                                          -------  ------------
NET ASSETS --............................................   100.0% $138,410,519
                                                          =======  ============

See Notes to Financial Statements

 SunAmerica Equity Funds
 NOTES TO FINANCIAL STATEMENTS -- March 31, 1999 (unaudited)

Note 1. Organization

  SunAmerica Equity Funds is an open-end diversified management investment company organized as a Massachusetts business trust (the "Trust" or "Equity Funds") on June 16, 1986. It currently consists of six different investment funds (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with a distinct investment objective and/or strategy. Each Fund is advised and/or managed by SunAmerica Asset Management Corp. (the "Adviser" or "SAAMCo"). An investor may invest in one or more of the following Funds: SunAmerica Balanced Assets Fund ("Balanced Assets Fund"), SunAmerica Blue Chip Growth Fund ("Blue Chip Growth Fund"), SunAmerica Mid-Cap Growth Fund ("Mid-Cap Growth Fund"), SunAmerica Small Company Growth Fund ("Small Company Growth Fund"), SunAmerica Growth and Income Fund ("Growth and Income Fund") and SunAmerica "Dogs" of Wall Street Fund (" "Dogs" of Wall Street Fund"). The Funds are considered to be separate entities for financial and tax reporting purposes. The investment objective for each of the Funds is as follows:

  Balanced Assets seeks conservation of principal and capital appreciation by maintaining a balanced portfolio of stocks and bonds.
  Blue Chip Growth seeks capital appreciation by investing primarily in equity securities of companies with large market capitalizations.
  Mid-Cap Growth seeks capital appreciation by investing primarily in equity securities of medium-sized companies.
  Small Company Growth seeks capital appreciation by investing primarily in equity securities of small capitalization growth companies.
  Growth and Income seeks capital appreciation and current income by investing primarily in common stocks.
  "Dogs" of Wall Street seeks total return (including capital appreciation and current income) through a passively managed strategy involving the annual selection of thirty high dividend yielding common stocks from the Dow Jones Industrial Average and the broader market.

  Each Fund offers multiple classes of shares. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

  Class A shares--   Offered at net asset value per share plus an initial
                     sales charge. Any purchases of Class A shares in excess of $1,000,000 will be subject to a contingent deferred sales charge on redemptions made within one year of purchase.

  Class B shares--   Offered at net asset value per share without an initial
                     sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to Class A shares on the first business day of the month after seven years from the issuance of such shares and at such time will be subject to the lower distribution fee applicable to Class A shares.

  Class II shares--  Offered at net asset value per share plus an initial sales charge. Certain redemptions made within the first 18 months of the date of purchase are subject to a contingent deferred sales charge.

 SunAmerica Equity Funds
 NOTES TO FINANCIAL STATEMENTS -- March 31, 1999 (unaudited) -- (continued)


  Class Z shares--   Offered at net asset value per share exclusively for sale
                     to employees participating in the SunAmerica profit sharing and retirement plan.

  Each class of shares bears the same voting, dividend, liquidation and other rights and conditions. Class A, Class B and Class II shares each make distribution and account maintenance and service fee payments under the distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), except that Class B and Class II shares are subject to higher distribution fee rates. There are no distribution or service fee payments applicable to Class Z.

Note 2. Significant Accounting Policies

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

  The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements:

  Security Valuations: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a security's price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. The Funds may make use of a pricing service in the determination of their net asset values. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

  Repurchase Agreements: The Funds, along with other affiliated registered investment companies, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the

 SunAmerica Equity Funds
 NOTES TO FINANCIAL STATEMENTS -- March 31, 1999 (unaudited) -- (continued)

  proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

  As of March 31, 1999, Balanced Assets Fund, Blue Chip Growth Fund, Mid-Cap Growth Fund, Small Company Growth Fund and Growth and Income Fund had a 3.7%, 6.1%, 3.0%, 15.8%, and 4.2% undivided interest, respectively, which represented $8,906,000, $14,780,000, $7,285,000, $38,019,000 and
  $10,123,000, respectively, in principal amount in a joint repurchase agreement with State Street Bank & Trust Co. As of such date, the repurchase agreement in the joint account and the collateral therefor were as follows:

  State Street Bank & Trust Co. Repurchase Agreement 4.82% dated 3/31/99, in the principal amount of $240,396,000 repurchase price $240,428,186 due 4/01/99 collateralized by $34,340,00 U.S. Treasury Bonds 7.50% due 11/15/16, $17,710,000 U.S. Treasury Bonds 12.75% due 11/15/10, $24,910,000 U.S.
  Treasury Note 5.50% due 5/31/00, $49,820,000 U.S. Treasury Note 5.63% due 11/30/99, $50,000,000 U.S. Treasury Note 6.00% due 8/15/000, $49,760,000
  U.S. Treasury Note 6.34% due 5/15/99, approximate aggregate collateral value $245,219,238.

  Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: As customary in the mutual fund industry, securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. Funds investing in foreign securities may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Equity Funds, except for the Growth and Income Fund, do not amortize premiums or accrete discounts except for original issue discounts and on interest only securities for which amortization is required for federal income tax purposes.

  Net investment income, other than class specific expenses, and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

  Expenses common to all Funds, not directly related to individual Funds, are allocated among the Equity Funds based upon their relative net asset value or other appropriate methods.

  The Funds issue and redeem their shares, invest in securities and distribute dividends from net investment income and net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets.

  Dividends from net investment income, if any, are paid annually, except for Balanced Assets Fund and Growth and Income Fund, which pay quarterly. Capital gain distributions, if any, are paid at least annually.

 SunAmerica Equity Funds
 NOTES TO FINANCIAL STATEMENTS -- March 31, 1999 (unaudited) -- (continued)


  The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets are not affected.

  For the fiscal year ended September 30, 1998, the following reclassifications arising from book/tax differences were primarily the result of reclassifications due to net operating losses.

                                          Accumulated    Accumulated
                                         Undistributed  Undistributed    Paid
                                         Net Realized   Net Investment    In
                                           Gain/Loss     Income/Loss   Capital
                                         -------------  -------------- --------
   Balanced Assets Fund................. $    (56,125)    $   56,125   $     --
   Blue Chip Growth Fund................     (479,700)       479,700         --
   Mid-Cap Growth Fund..................     (489,325)       491,476     (2,151)
   Small Company Growth Fund............   (2,505,817)     2,512,573     (6,756)
   Growth and Income Fund...............     (298,630)       307,625     (8,995)
   "Dogs" of Wall Street Fund...........           --         58,358    (58,358)

  Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

  The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

  Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

  Options: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets

 SunAmerica Equity Funds
 NOTES TO FINANCIAL STATEMENTS -- March 31, 1999 (unaudited) -- (continued)

  and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option.

  During the six months ended March 31, 1999, transactions in written option contracts were as follows:

                                                             Small Company
                                                              Growth Fund
                                                         ---------------------
                                                         Contracts   Amount
                                                         --------- -----------
     Written option contracts as of 9/30/98.............    (902)  $  (649,698)
     Options written during the period..................  (1,835)   (2,889,713)
     Written options assigned during the period.........     322       160,029
     Written options closed during the period...........   2,117     1,988,181
     Net realized gain on written options closed........      --       894,023
                                                          ------   -----------
     Written option contracts as of 3/31/99.............    (298)  $  (497,178)
                                                          ======   ===========

  Organizational Expenses: Expenses incurred by SAAMCo in connection with the organization of new Funds or new classes of shares are being amortized on a straight line basis by the Fund over a period not to exceed 60 months from the date the Fund commenced operations.

Note 3. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

  The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo. Under the Agreement, SAAMCo provides continuous supervision of a Fund's portfolio and administers its corporate affairs, subject to general review by the Trustees. In connection therewith, SAAMCo furnishes the Funds with office facilities, maintains certain of the Funds' books and records, and pays the salaries and expenses of all personnel, including officers of the Funds who are employees of SAAMCo and its affiliates. The investment advisory and management fee paid to SAAMCo with respect to each Fund is computed daily and payable monthly, at an annual rate of .75% of a Fund's average daily net assets up to $350 million, .70% of the next $350 million, and .65% thereafter, except for the "Dogs" of Wall Street Fund, which pays at an annual rate of .35% of the Fund's average daily net assets. For the six months ended March 31, 1999, SAAMCo earned fees in the amounts stated on the Statement of Operations.

 SunAmerica Equity Funds
 NOTES TO FINANCIAL STATEMENTS -- March 31, 1999 (unaudited) -- (continued)

  For the six months ended March 31, 1999, SAAMCo has agreed to reimburse expenses as follows:

        Balanced Assets Class II................................. $ 1,134
        Blue Chip Growth Class II ...............................      26
        Mid-Cap Growth Class II..................................       6
        Small Company Growth Class II............................  12,402
        Small Company Growth Class Z.............................  19,367
        Growth and Income Class II...............................  18,536
        Growth and Income Class Z................................  20,960
        "Dogs" of Wall Street Class A............................  41,480
        "Dogs" of Wall Street Class B............................  65,312
        "Dogs" of Wall Street Class II...........................  76,603

  The Trust, on behalf of each Fund, has a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS"). Each Fund has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's board of trustees and approved by its shareholders. Pursuant to such rule, the Trustees and the shareholders of each class of shares of each Fund have adopted Distribution Plans hereinafter referred to as the "Class A Plan", "Class B Plan" and "Class II Plan". In adopting the Distribution Plans, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Trust and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

  Under the Class A Plan, Class B Plan and Class II Plan, the Distributor receives payments from a Fund at an annual rate of up to 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Fund's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the six months ended March 31, 1999, SACS received fees (see Statement of Operations) based upon the aforementioned rates.

  SACS receives sales charges on each Fund's Class A and Class II shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions

 SunAmerica Equity Funds
 NOTES TO FINANCIAL STATEMENTS -- March 31, 1999 (unaudited) -- (continued)

  of each Fund's Class B and Class II shares. SACS has advised the Funds that for the six months ended March 31, 1999 the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                           Class A                    Class B
                            -------------------------------------- -------------
                                                                    Contingent
                             Sales     Affiliated   Non-affiliated   Deferred
                            Charges  Broker-dealers Broker-dealers Sales Charges
                            -------- -------------- -------------- -------------
   Balanced Assets Fund.... $726,486    $548,181       $ 86,094      $ 75,280
   Blue Chip Growth Fund...  132,506      58,449         57,001        37,481
   Mid-Cap Growth Fund.....   32,344      19,639          9,004         4,627
   Small Company Growth
    Fund...................  155,709      90,644         43,371       139,221
   Growth and Income Fund..  337,027     181,409        111,389       107,449
   "Dogs" of Wall Street
    Fund...................  849,068      91,624        655,411        48,783
                                           Class II                  Class II
                            -------------------------------------- -------------
                                                                    Contingent
                             Sales     Affiliated   Non-affiliated   Deferred
                            Charges  Broker-dealers Broker-dealers Sales Charges
                            -------- -------------- -------------- -------------
   Balanced Assets Fund.... $  5,406    $  5,406       $    --       $    --
   Blue Chip Growth Fund...      346         346            --            --
   Mid-Cap Growth Fund.....      214         214            --            --
   Small Company Growth
    Fund...................    4,765       2,661          2,104            20
   Growth and Income Fund..   22,255       9,717         12,538         1,291
   "Dogs" of Wall Street
    Fund...................  880,870     205,747        675,123        17,777

  The Trust has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"). Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent in connection with the services that it offers to the shareholders of the Funds. The Service Agreement, which permits the Funds to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Trustees. For the six months ended March 31, 1999, the Funds incurred the following expenses which are included in transfer agent fees in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement.

                                                              Payable at
                                     Expense                March 31, 1999
                            -------------------------- ------------------------
                            Class A  Class B  Class II Class A Class B Class II
                            -------- -------- -------- ------- ------- --------
   Balanced Assets Fund.... $237,249 $195,208 $   110  $44,586 $34,869 $    86
   Blue Chip Growth Fund...   94,631   46,047      40   17,994   8,609      24
   Mid-Cap Growth Fund.....   49,202   13,542      35    9,335   2,359      20
   Small Company Growth
    Fund...................  143,935   82,921     313   27,335  14,667     104
   Growth and Income Fund..   75,226  105,346   2,458   14,652  20,724     636
   "Dogs" of Wall Street
    Fund...................   26,875   40,786  51,297    5,083   8,740  12,134

 SunAmerica Equity Funds
 NOTES TO FINANCIAL STATEMENTS -- March 31, 1999 (unaudited) -- (continued)

Note 4. Purchases and Sales of Investment Securities

  The cost of purchases and proceeds from sales and maturities of long-term investments during the six months ended March 31, 1999 were as follows:

                               Balanced    Blue Chip    Mid-Cap   Small Company Growth and   "Dogs" of
                                Assets      Growth      Growth       Growth       Income    Wall Street
                                 Fund        Fund        Fund         Fund         Fund         Fund
                             ------------ ----------- ----------- ------------- ----------- ------------
   Purchases (excluding
    U.S. government
    securities)............  $104,809,403 $56,308,056 $76,388,823 $208,355,991  $65,649,769 $129,868,009
   Sales (excluding U.S.
    government securities).    99,654,996  60,605,985  85,501,414  216,923,602   81,485,769   44,874,262
   Purchases of U.S.
    government securities..    92,111,702   1,178,583     585,435           --           --           --
   Sales of U.S. government
    securities.............    75,988,337          --          --           --    3,548,242           --

Note 5. Portfolio Securities

  Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required.

  The amounts of aggregate unrealized gain (loss) and the cost of investment securities for book purposes, including short-term securities, were as follows:

                               Balanced     Blue Chip      Mid-Cap    Small Company   Growth and    "Dogs" of
                                Assets        Growth       Growth        Growth         Income     Wall Street
                                 Fund          Fund         Fund          Fund           Fund          Fund
                             ------------  ------------  -----------  -------------  ------------  ------------
    Cost.................... $321,363,319  $103,721,572  $47,987,363  $195,806,958   $148,034,256  $148,625,648
                             ============  ============  ===========  ============   ============  ============
    Appreciation............ $105,319,643  $ 43,207,092  $19,184,675  $ 63,813,263   $ 48,712,620  $  4,148,032
    Depreciation............   (3,184,563)   (1,023,561)  (1,062,043)  (11,116,118)      (964,192)  (14,910,775)
                             ------------  ------------  -----------  ------------   ------------  ------------
    Net unrealized
     appreciation
     (depreciation)......... $102,135,080  $ 42,183,531  $18,122,632  $ 52,697,145   $ 47,748,428  $(10,762,743)
                             ============  ============  ===========  ============   ============  ============

 SunAmerica Equity Funds
 NOTES TO FINANCIAL STATEMENTS -- March 31, 1999 (unaudited) -- (continued)


Note 6. Capital Share Transactions

  Transactions in capital shares of each class of each series were as follows:

                                                            Balanced Assets Fund
                     ----------------------------------------------------------------------------------------------------------
                                           Class A                                               Class B
                     ------------------------------------------------------  --------------------------------------------------
                               For the                                               For the
                          six months ended                 For the              six months ended               For the
                           March 31, 1999                year ended              March 31, 1999              year ended
                             (unaudited)             September 30, 1998            (unaudited)           September 30, 1998
                     ----------------------------  ------------------------  ------------------------  ------------------------
                        Shares         Amount        Shares       Amount       Shares       Amount       Shares       Amount
                     ------------- --------------  ----------  ------------  ----------  ------------  ----------  ------------
   Shares sold.....     1,928,252  $   37,290,441   2,254,719  $ 41,748,177   1,285,660  $ 24,863,975   1,661,113  $ 30,769,547
   Reinvested
    dividends......       893,996      16,429,699   1,076,384    18,447,868     718,863    13,165,117   1,020,631    17,400,232
   Shares redeemed.    (1,340,109)    (25,912,830) (1,961,244)  (36,288,098) (2,030,957)  (39,262,861) (2,853,943)  (52,660,559)
                     ------------  --------------  ----------  ------------  ----------  ------------  ----------  ------------
   Net increase
    (decrease).....     1,482,139  $   27,807,310   1,369,859  $ 23,907,947     (26,434) $ (1,233,769)   (172,199) $ (4,490,780)
                     ============  ==============  ==========  ============  ==========  ============  ==========  ============
                        Balanced Assets Fund
                     ----------------------------
                              Class II
                     ----------------------------
                           For the period
                      February 2, 1999* through
                     March 31, 1999 (unaudited)
                     --------------------------
                        Shares         Amount
                     ------------- --------------
   Shares sold.....        37,195  $      742,696
   Reinvested
    dividends......            29             596
   Shares redeemed.           (15)           (413)
                     ------------  --------------
   Net increase....        37,209  $      742,879
                     ============  ==============


  * Inception of the class

 SunAmerica Equity Funds
 NOTES TO FINANCIAL STATEMENTS -- March 31, 1999 (unaudited) -- (continued)

                                                           Blue Chip Growth Fund
                     --------------------------------------------------------------------------------------------------------
                                           Class A                                              Class B
                     ------------------------------------------------------  ------------------------------------------------
                               For the                                              For the
                          six months ended                 For the             six months ended              For the
                           March 31, 1999                year ended             March 31, 1999             year ended
                             (unaudited)             September 30, 1998           (unaudited)          September 30, 1998
                     ----------------------------  ------------------------  ----------------------  ------------------------
                       Shares         Amount         Shares       Amount      Shares      Amount       Shares       Amount
                     ----------------------------  ----------  ------------  --------  ------------  ----------  ------------
   Shares sold.....      582,883  $    12,428,695     735,069  $ 14,494,612   553,542  $ 11,309,735     845,608  $ 16,159,070
   Reinvested
    dividends......      280,738        5,589,485     464,861     8,130,414   143,947     2,734,989     270,094     4,553,792
   Shares redeemed.     (542,219)     (11,536,894)   (656,032)  (13,020,484) (615,053)  (12,548,199) (1,011,200)  (19,292,333)
                     -----------  ---------------  ----------  ------------  --------  ------------  ----------  ------------
   Net increase....      321,402  $     6,481,286     543,898  $  9,604,542    82,436  $  1,496,525     104,502  $  1,420,529
                     ===========  ===============  ==========  ============  ========  ============  ==========  ============
                        Blue Chip Growth Fund
                     ----------------------------
                              Class II
                     ----------------------------
                           For the period
                      February 2, 1999* through
                     March 31, 1999 (unaudited)
                     ----------------------------
                       Shares         Amount
                     ----------------------------
   Shares sold.....        6,815  $       148,448
   Reinvested
    dividends......           --               --
   Shares redeemed.          (74)          (1,543)
                     -----------  ---------------
   Net increase....        6,741  $       146,905
                     ===========  ===============

                                                            Mid-Cap Growth Fund
                     --------------------------------------------------------------------------------------------------------
                                           Class A                                              Class B
                     ------------------------------------------------------  ------------------------------------------------
                               For the                                              For the
                          six months ended                 For the             six months ended              For the
                           March 31, 1999                year ended             March 31, 1999             year ended
                             (unaudited)             September 30, 1998           (unaudited)          September 30, 1998
                     ----------------------------  ------------------------  ----------------------  ------------------------
                       Shares         Amount         Shares       Amount      Shares      Amount       Shares       Amount
                     ----------------------------  ----------  ------------  --------  ------------  ----------  ------------
   Shares sold.....      174,234  $     3,305,868   1,824,307  $ 32,027,068   213,669  $  3,781,218     141,012  $  2,392,690
   Reinvested
    dividends......      160,377        2,716,783     463,048     7,413,406    50,619       816,509     141,127     2,175,071
   Shares redeemed.     (277,847)      (5,143,220) (2,146,098)  (38,180,050) (268,667)   (4,812,918)   (322,783)   (5,561,595)
                     -----------  ---------------  ----------  ------------  --------  ------------  ----------  ------------
   Net increase
    (decrease).....       56,764  $       879,431     141,257  $  1,260,424    (4,379) $   (215,191)    (40,644) $   (993,834)
                     ===========  ===============  ==========  ============  ========  ============  ==========  ============
                         Mid-Cap Growth Fund
                     ----------------------------
                              Class II
                     ----------------------------
                           For the Period
                      February 2, 1999* through
                     March 31, 1999 (unaudited)
                     ----------------------------
                       Shares         Amount
                     ----------------------------
   Shares sold.....        6,206  $       122,764
   Reinvested
    dividends......           --               --
   Shares redeemed.           --               --
                     -----------  ---------------
   Net increase....        6,206  $       122,764
                     ===========  ===============

  * Inception of the class

 SunAmerica Equity Funds
 NOTES TO FINANCIAL STATEMENTS -- March 31, 1999 (unaudited) -- (continued)

                                                              Small Company Growth Fund
                          ---------------------------------------------------------------------------------------------------------
                                               Class A                                               Class B
                          -----------------------------------------------------  --------------------------------------------------
                                  For the                                                For the
                              six months ended                For the               six months ended               For the
                               March 31, 1999               year ended               March 31, 1999              year ended
                                (unaudited)             September 30, 1998             (unaudited)           September 30, 1998
                          -------------------------  --------------------------  ------------------------  ------------------------
                            Shares       Amount        Shares        Amount        Shares       Amount       Shares       Amount
                          ----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Shares sold.....           5,770,653  $ 134,184,616    8,331,031  $ 192,281,985     913,099  $ 19,323,085   1,709,037  $ 38,946,749
Reinvested
 dividends......             356,879      7,419,565      667,493     14,571,367     233,735     4,648,997     459,359     9,686,009
Shares redeemed.          (6,116,669)  (144,610,409) (10,040,494)  (233,026,673) (1,312,039)  (29,296,738) (3,358,273)  (75,980,708)
                          ----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Net increase
 (decrease).....              10,863  $  (3,006,228)  (1,041,970) $ (26,173,321)   (165,205) $ (5,324,656) (1,189,877) $(27,347,950)
                          ==========  =============  ===========  =============  ==========  ============  ==========  ============

                                                              Small Company Growth Fund
                          ---------------------------------------------------------------------------------------------------------
                                               Class II                                              Class Z
                          -----------------------------------------------------  --------------------------------------------------
                                  For the                                                For the
                              six months ended            For the period            six months ended               For the
                               March 31, 1999        February 2, 1998* through       March 31, 1999               year ended
                                (unaudited)             September 30, 1998             (unaudited)          September 30, 1998
                          -------------------------  --------------------------  ------------------------  ------------------------
                            Shares       Amount        Shares        Amount        Shares       Amount       Shares       Amount
                          ----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Shares sold.....              55,180  $   1,354,570        9,190  $     203,790       8,201  $    189,679      27,354  $    655,620
Reinvested
 dividends......                 702         13,966           --             --       2,048        43,230       4,828       106,220
Shares redeemed.             (39,059)      (952,839)          (2)           (40)     (5,070)     (118,556)    (36,314)     (803,485)
                          ----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Net increase (decrease).      16,823  $     415,697        9,188  $     203,750       5,179  $    114,353      (4,132) $    (41,645)
                          ==========  =============  ===========  =============  ==========  ============  ==========  ============
                                                                Growth and Income Fund
                          ---------------------------------------------------------------------------------------------------------
                                               Class A                                               Class B
                          -----------------------------------------------------  --------------------------------------------------
                                  For the                                                For the
                              six months ended                For the               six months ended               For the
                               March 31, 1999               year ended               March 31, 1999              year ended
                                (unaudited)             September 30, 1998             (unaudited)           September 30, 1998
                          -------------------------  --------------------------  ------------------------  ------------------------
                            Shares       Amount        Shares        Amount        Shares       Amount       Shares       Amount
                          ----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Shares sold.....             896,734  $  13,414,152    1,912,402  $  25,967,840   1,591,823  $ 23,514,551   3,176,130  $ 42,351,160
Reinvested
 dividends......             144,275      2,042,901      403,557      5,004,107     201,016     2,802,174     459,379     5,645,769
Shares redeemed.            (572,387)    (8,364,300)  (1,363,478)   (18,739,155)   (906,048)  (13,067,292) (1,533,431)  (20,501,966)
                          ----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Net increase....             468,622  $   7,092,753      952,481  $  12,232,792     886,791  $ 13,249,433   2,102,078  $ 27,494,963
                          ==========  =============  ===========  =============  ==========  ============  ==========  ============
                                                                Growth and Income Fund
                          ---------------------------------------------------------------------------------------------------------
                                               Class II                                              Class Z
                          -----------------------------------------------------  --------------------------------------------------
                                  For the                                                For the
                              six months ended            For the period            six months ended           For the period
                               March 31, 1999        February 2, 1998* through       March 31, 1999        April 15, 1998* through
                                (unaudited)             September 30, 1998             (unaudited)           September 30, 1998
                          -------------------------  --------------------------  ------------------------  ------------------------
                            Shares       Amount        Shares        Amount        Shares       Amount       Shares       Amount
                          ----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Shares sold.....             194,402  $   2,844,299       95,450  $   1,274,778       2,713  $     40,204       7,288  $    101,080
Reinvested
 dividends......               4,148         57,768           --             --         272         3,871          --            --
Shares redeemed.             (20,987)      (316,935)     (19,042)      (252,084)       (329)       (5,093)        (12)         (154)
                          ----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Net increase....             177,563  $   2,585,132       76,408  $   1,022,694       2,656  $     38,982       7,276  $    100,926
                          ==========  =============  ===========  =============  ==========  ============  ==========  ============

  * Inception of the class

 SunAmerica Equity Funds
 NOTES TO FINANCIAL STATEMENTS -- March 31, 1999 (unaudited) -- (continued)

                                                           "Dogs" of Wall Street Fund
                            ------------------------------------------------------------------------------------------------
                                               Class A                                          Class B
                            ------------------------------------------------  ----------------------------------------------
                                   For the                                           For the
                              six months ended          For the period          six months ended         For the period
                               March 31, 1999        June 8, 1998* through       March 31, 1999       June 8, 1998* through
                                 (unaudited)          September 30, 1998           (unaudited)         September 30, 1998
                            ----------------------  ------------------------  ----------------------  ----------------------
                             Shares      Amount       Shares       Amount      Shares      Amount      Shares      Amount
                            ---------  -----------  ----------  ------------  ---------  -----------  ---------  -----------
   Shares sold............. 1,318,414  $15,820,881   3,596,931  $ 43,876,855  2,576,852  $30,851,720  1,811,906  $21,338,291
   Reinvested dividends....    18,802      224,876          --            --     16,481      197,112         --           --
   Shares redeemed.........  (543,850)  (6,485,568) (2,089,355)  (25,427,269)  (328,848)  (3,903,079)   (23,537)    (272,423)
                            ---------  -----------  ----------  ------------  ---------  -----------  ---------  -----------
   Net increase............   793,366  $ 9,560,189   1,507,576  $ 18,449,586  2,264,485  $27,145,753  1,788,369  $21,065,868
                            =========  ===========  ==========  ============  =========  ===========  =========  ===========
                                     "Dogs" of Wall Street Fund
                            ------------------------------------------------
                                              Class II
                            ------------------------------------------------
                                   For the
                              six months ended          For the period
                               March 31, 1999        June 8, 1998* through
                                 (unaudited)          September 30, 1998
                            ----------------------  ------------------------
                             Shares      Amount       Shares       Amount
                            ---------  -----------  ----------  ------------
   Shares sold............. 4,246,907  $50,799,897   1,874,062  $ 21,947,206
   Reinvested dividends....    23,624      282,539          --            --
   Shares redeemed.........  (302,632)  (3,591,768)    (51,153)     (602,698)
                            ---------  -----------  ----------  ------------
   Net increase............ 3,967,899  $47,490,668   1,822,909  $ 21,344,508
                            =========  ===========  ==========  ============

  * Inception of the class

Note 7. Commitments and Contingencies

  The SunAmerica family of mutual funds may borrow up to $100,000,000 under an uncommitted line of credit with State Street Bank and Trust Company, the Funds' custodian, with interest payable at the Federal Funds rate plus 100 basis points. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000.

Note 8. Trustees Retirement Plan

  The Trustees (and Directors) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Trustees. The Retirement Plan provides generally that if an unaffiliated Trustee who has at least 10 years of consecutive service as a Disinterested Trustee of any of the SunAmerica mutual funds (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Trustee. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Trustee will be credited with

 SunAmerica Equity Funds
 NOTES TO FINANCIAL STATEMENTS -- March 31, 1999 (unaudited) -- (continued)

  an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years, is added to each Eligible Trustee's account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. As of March 31, 1999, Balanced Assets Fund, Blue Chip Growth Fund, Mid-Cap Growth Fund, Small Company Growth Fund, Growth and Income Fund and "Dogs" of Wall Street Fund had accrued $47,295, $14,332, $7,894, $32,299, $8,247 and $1,194,
  respectively, for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities, and for the six months ended March 31, 1999 expensed $6,211, $1,923, $944, $3,934, $2,293 and $1,194, respectively, for the Retirement Plan, which is included in Trustees' fees and expenses on the Statement of Operations.

 SunAmerica Equity Funds
 SHAREHOLDER INFORMATION (unaudited)

  Supplemental Proxy Information: A Special Meeting of the Shareholders of the SunAmerica Equity Funds was held on December 30, 1998. Each of the applicable Funds voted in favor of adopting the following proposals, therefore, the results are aggregated for the Funds unless otherwise specified.

1. Election of Directors:

                                                    Votes in    Votes
                                                    Favor of  Abstained
                                                   ---------- ---------
       S. James Coppersmith....................... 29,354,252 1,628,156
       Samuel M. Eisenstat........................ 29,362,022 1,620,386
       Stephen J. Gutman.......................... 29,371,506 1,610,902
       Peter A. Harbeck........................... 29,372,383 1,610,025
       Sebastiano Sterpa.......................... 29,375,385 1,607,023

2. To approve a new investment advisory and management agreement between SunAmerica Equity Funds on behalf of each separate investment portfolio thereof, and SunAmerica Asset Management Corp. ("SAAMCo") the terms of which are identical in all material respects to the existing investment advisory and management agreement.

         Votes in                        Votes                                            Votes
         Favor of                       Against                                         Abstained
        ----------                      -------                                         ---------
        28,785,418                      419,802                                         1,777,181

3. To approve changing the fundamental investment restriction relating to:

  (a) short sales of securities;

         Votes in                        Votes                                           Votes
         Favor of                       Against                                        Abstained
        ----------                     ---------                                       ---------
        22,508,411                     1,299,359                                       2,119,152

  (b) the ability to engage in borrowing transactions; and

         Votes in                        Votes                                           Votes
         Favor of                       Against                                        Abstained
        ----------                     ---------                                       ---------
        22,417,405                     1,357,442                                       2,152,079

  (c) the ability to engage in lending transactions.

         Votes in                        Votes                                           Votes
         Favor of                       Against                                        Abstained
        ----------                     ---------                                       ---------
        22,619,147                     1,227,284                                       2,080,492

4. To ratify the selection of independent accountants.

         Votes in                        Votes                                            Votes
         Favor of                       Against                                         Abstained
        ----------                      -------                                         ---------
        28,815,529                      372,842                                         1,794,030

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

[LOGO] SunAmerica                                     ---------------
       Mutual Funs                                       BULK RATE
                                                       U.S. POSTAGE
       The SunAmerica Center                               PAID
       733 Third Avenue                               Kansas City, MO
       New York, NY 10017-3204                        Permit No. 2891
                                                      ---------------


Trustees
  S. James Coppersmith
  Samuel M. Eisenstat
  Stephen J. Gutman
  Peter A. Harbeck
  Sebastiano Sterpa

Officers
  Peter A. Harbeck, President
  Donna Calder, Vice President
  Brian Clifford, Vice President
  Francis D. Gannon, Vice President
  Nancy Kelly, Vice President
  Robert M. Zakem, Secretary
  Peter C. Sutton, Treasurer
  Peter E. Pisapia, Assistant Secretary
  Abbe P. Stein, Assistant Secretary
  John T. Genoy, Assistant Treasurer
  Donna M. Handel, Assistant Treasurer
  Cheryl L. Hawthorne, Assistant Treasurer

Investment Adviser
  SunAmerica Asset Management Corp.
  The SunAmerica Center
  733 Third Avenue
  New York, NY 10017-3204

Distributor
  SunAmerica Capital Services, Inc.
  The SunAmerica Center
  733 Third Avenue
  New York, NY 10017-3204

Shareholder Servicing Agent
  SunAmerica Fund Services, Inc.
  The SunAmerica Center
  733 Third Avenue
  New York, NY 10017-3204

Custodian and Transfer Agent
  State Street Bank and Trust Company
  P.O. Box 419572
  Kansas City, MO 64141-6572

This report is submitted solely for the general information of shareholders of the Fund. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.

The accompanying report has not been examined by independent accountants and accordingly no opinion has been expressed thereon.



Mutual Fund Shares offered by:
SunAmerica Capital Services, Inc.
EQANN